SMITH BARNEY
                              SMALL CAP VALUE FUND
             STYLE PURE SERIES | SEMI-ANNUAL REPORT | MARCH 31, 2001

                                      Logo:
                            Smith Barney Mutual Funds
                 Your Serious Money. Professionally Managed.(SM)

             NOT FDIC INSURED O NOT BANK GUARANTEED O MAY LOSE VALUE

PHOTO: PETER HABLE
PORTFOLIO MANAGER

PHOTO: JOHN GOODE
PORTFOLIO MANAGER

LOGO:
Style Pure Series

Semi-Annual Report o March 31, 2001

SMITH BARNEY
SMALL CAP VALUE FUND


PETER HABLE
Peter Hable has more than 18 years of securities business experience and has managed the Fund since its inception. Education: BS in Economics from Southern Methodist University, MBA from the University of Pennsylvania's Wharton School of Finance.

JOHN GOODE
John Goode has more than 33 years of securities business experience and has managed the Fund since its inception. Education: BA in Economics, MBA from Stanford University.

FUND OBJECTIVE
The Fund seeks long-term capital growth by investing primarily in common stock and other equity securities of smaller capitalized U.S. companies. Smaller capitalized companies are those whose market capitalization at the time of investment is no greater than the market capitalization of companies in the Russell 2000 Value Index*.

--------------

*The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price to book ratios and lower forecasted growth values. (A price to book ratio is the price of a stock compared to the difference between a company's assets and liabilities.)

FUND FACTS

FUND INCEPTION
February 26, 1999

MANAGER TENURE
Since Inception

MANAGER INVESTMENT
INDUSTRY EXPERIENCE
18 Years (Peter Hable)
33 Years (John Goode)

          CLASS A      CLASS B     CLASS L
------------------------------------------
NASDAQ      SBVAX        SBVBX       SBVLX
------------------------------------------
Inception  2/26/99     2/26/99     2/26/99
------------------------------------------



AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2001


                     WITHOUT SALES CHARGES(1)
                 Class A      Class B      Class L
---------------------------------------------------
Six-Month+          6.24%        5.86%        5.86%
---------------------------------------------------
One-Year           22.39        21.41        21.41
---------------------------------------------------
Since Inception++  17.71        16.83        16.83
---------------------------------------------------


                       WITH SALES CHARGES(2)
                 Class A      Class B      Class L
---------------------------------------------------
Six-Month+          0.94%        0.93%        3.82%
---------------------------------------------------
One-Year           16.26        16.41        19.21
---------------------------------------------------
Since Inception++  14.86        15.61        16.24
---------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++   Inception date for Class A, B and L shares is February 26, 1999.

WHAT'S INSIDE
Your Investment in the Smith Barney
  Small Cap Value Fund                              1
A Message from the Chairman                         2
Fund at a Glance                                    3
Letter from the Portfolio Managers                  4
Historical Performance                              6
Growth of $10,000                                   8
Schedule of Investments                             9
Statement of Assets and Liabilities                13
Statement of Operations                            14
Statements of Changes in Net Assets                15
Notes to Financial Statements                      16
Financial Highlights                               20

Logo:
Smith Barney Mutual Funds
Your Serious Money. Professionally Managed.(SM)


  Investment Products: Not FDIC Insured o Not Bank Guaranteed o May Lose Value

                  Your Investment in the SMITH BARNEY SMALL CAP
                                   VALUE FUND

Value managers Peter Hable and John Goode pay close attention to financials to identify what they deem to be potential turnaround candidates in the small-cap value arena. They believe that small companies often have unique advantages over larger-sized companies such as single-business focus, high internal ownership and smaller, more agile managements. They also believe that these factors may help drive rapid growth.




SCALE SYMBOL
A HIGHLY DISCIPLINED APPROACH TO STOCK SELECTION
Peter and John use both quantitative and fundamental methods to identify those companies they believe have the potential to perform better than their industry peers. They look for those companies with strong track records, shareholder-oriented management teams and sound future plans.


MAGNIFYING GLASS SYMBOL
A CAREFUL EXAMINATION OF UNDISCOVERED VALUES
One of Peter and John's goals is to find stocks presently out-of-favor with low prices relative to their earnings, book value and cash flow. They also seek out those companies that offer a high return on invested capital.


TELESCOPE SYMBOL
A SEARCH FOR DYNAMIC TRENDS
Peter and John aim to identify those companies offering top products and services with a dominant position in a market niche. In their opinion, these companies are generally well positioned to positively benefit from the trends driving innovation in the 21st century.


STAR SYMBOL
A DISTINGUISHED HISTORY OF MANAGING YOUR SERIOUS MONEY
Founded in 1873 and 1892, respectively, the firms of Charles D. Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937, Smith Barney & Co. offered its clients a powerful, blue-chip investment capability able to provide timely information, advice and insightful asset management.

When you invest in a fund that is managed by a Citigroup Asset Management adviser, you gain access to blue-chip management delivered professionally. We are proud to offer you, the serious investor, a variety of managed solutions.

 1 SMITH BARNEY SMALL CAP VALUE FUND | 2001 Semi-Annual Report to Shareholders

                           A MESSAGE FROM THE CHAIRMAN

The year 2001 began as a period of transition in the United States. Investors have witnessed a widespread rationalization of stock valuations across many industries -- most notably in the New Economy sectors of technology and telecommunications. A clear trend has yet to develop as the markets continue to find their way amid high levels of volatility.


Our opinion is that the stock market in general, has experienced a significant correction and appears to be in a period of consolidation. We believe, however, that the major part of the stock market correction is behind us because positive fundamentals of moderate inflation, declining short-term interest rates, and a reasonable level of consumer confidence and spending. Moreover, these trends are supplemented by what we expect will be a significant amount of capital investment in electric utilities generation, and oil and gas development companies. In our view, the prospect of near term tax relief is also another positive factor.


Yet, the U.S. economy faces significant short-term challenges. Many corporations continue to experience pressure on earnings as business slows, inventories rise and layoffs increase. While there are no guarantees, we believe that the present retrenchment, however, may serve to build a framework for improved profitability in the months and quarters ahead, and possibly set the stage for a recovery in the latter part of 2001.


The Smith Barney Small Cap Value Fund ("Portfolio") seeks long-term capital growth by investing primarily in the stocks of smaller capitalized U.S. companies1 representing several industry and market sectors. The Portfolio invests in small cap companies whose market capitalization at the time of investment is within the market-capitalization range of the Russell 2000 Value Index.2 Experienced managers Peter Hable and John Goode and their investment team look for small cap stocks that they believe sell at low prices relative to several measures of value and where some dynamic change in company or industry may enhance stock price performance.


As the global economy becomes more balanced and the U.S. stock markets are plagued by instability and continued earnings pressure, it has become more important than ever to choose an investment manager you trust. When you invest in a fund that is managed by a Citigroup Asset Management adviser, you gain access to the experience and resources of one of the world's largest and most well-respected financial institutions.


Thank you for your continued confidence in our investment management.


Sincerely,


  /s/ Heath B. McLendon
  Heath B. McLendon
  Chairman

  April 17, 2001

Photo: HEATH B. MCLENDON
CHAIRMAN



---------------

1 Please note that the securities of smaller, less known companies may be more volatile than that of larger companies.


2 The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Price-to-book ratio is the price of a stock dividend divided by its net asset value. Please note that an investor cannot invest directly in an index.


 2 SMITH BARNEY SMALL CAP VALUE FUND | 2001 Semi-Annual Report to Shareholders

            SMITH BARNEY SMALL CAP VALUE FUND at a Glance (unaudited)


TOP TEN HOLDINGS*+
================================================================================

  1. GOLDEN STATE BANCORP INC ............................................  2.1%

  2. WASHINGTON MUTUAL, INC ..............................................  1.8

  3. AMBASSADORS INTERNATIONAL, INC ......................................  1.7

  4. PIER 1 IMPORTS, INC .................................................  1.7

  5. CULLEN/FROST BANKERS, INC ...........................................  1.7

  6. WILMINGTON TRUST CORP ...............................................  1.6

  7. THE CIT GROUP, INC., CLASS A SHARES .................................  1.6

  8. COUNTRYWIDE CREDIT INDUSTRIES, INC ..................................  1.6

  9. ENGELHARD CORP ......................................................  1.5

10.  LIZ CLAIBORNE, INC ..................................................  1.5





Bar chart:
INDUSTRY DIVERSIFICATION*+

5.3%   Autos & Transportation
6.3%   Capital Goods
16.9%  Consumer Discretionary
3.4%   Energy
23.6%  Financial Services
3.7%   Healthcare
9.2%   Materials & Processing
12.6%  Real Estate
8.6%   Technology
5.9%   Utilities
4.5%   Other

Pie chart:
INVESTMENT BREAKDOWN*++
15.6%  Repurchase Agreement
1.0%   U.S. Treasury Obligation
83.4%  Common Stock

* All information is as of March 31, 2001. Please note that Portfolio holdings are subject to change.

+    As a percentage of total common stock.

++   As a percentage of total investments.

 3 SMITH BARNEY SMALL CAP VALUE FUND | 2001 Semi-Annual Report to Shareholders

DEAR SHAREHOLDER,

We are pleased to provide the semi-annual report for the Smith Barney Small Cap Value Fund ("Portfolio") for the six months ended March 31, 2001. In this report, we have summarized what we believe to be the period's prevailing economic conditions and briefly outline the Portfolio's investment strategy. We hope you find this report useful and informative.

Please note, the information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolio, or that the percentage of the Portfolio's assets held in various sectors will remain the same. Please refer to pages 9 through 12 for a list and percentage breakdown of the Portfolio's holdings. Also, please note any discussion of the Portfolio's holdings is as of March 31, 2001 and is subject to change.

PERFORMANCE UPDATE AND INVESTMENT STRATEGY
We are pleased to report for the six months ended March 31, 2001, the Portfolio's Class A shares, without and with sales charges, returned 6.24% and 0.94%, respectively. In comparison, the Russell 2000 Value Index ("Russell 2000 Value")1 returned 9.16% for the same period. Past performance is not indicative of future results.

We look for small cap stocks that sell at a low price relative to several measures of value and where some dynamic change in a company or an industry may enhance stock price performance. We prefer to invest in companies that generate significant free cash flow, maintain strong balance sheets, produce a high return on equity and have a significant management ownership.

MARKET UPDATE
In our opinion, the most interesting attribute of stock market performance during the period has been the significant outperformance of small cap value stocks. While the Standard & Poor's 500 Index ("S&P 500")2 declined 18.74%, the Nasdaq Composite Index3 declined 49.82% and the Russell 2000 Index4 declined 12.96%, the Portfolio actually had a positive return of 6.24% (excluding sales charges) for the six months ended March 31, 2001. This outperformance of small cap value stocks has not changed the extreme valuation gap that has existed between smaller and large cap firms during the period.

We think it is important to remember that a five-year rally among large-cap stocks stretched relative valuations and it is going to take some time for small cap stocks to catch up. By any measure that we use for evaluation, small cap stocks are historically inexpensive both on a relative and absolute basis. While valuations are not necessarily a catalyst for share price movements, we think they have given us good downside protection in a volatile stock market. And while no guarantees can be made, as the Federal Reserve Board ("Fed") creates a more favorable interest rate environment, we believe these attractive small cap valuations will be realized, as small cap stocks have historically outperformed during such periods.

PORTFOLIO UPDATE
The first sector to anticipate falling interest rates and an improving economy is the financials sector. Many of our financial holdings are up dramatically from their March 2000 lows. Consequently, we took some profits at the end of the year by selling part of our positions in Investors Financial Services Corp., Radian Group Inc. and Spieker Properties, Inc., moving to a

----------------
1 The Russell 2000 Value measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Price-to-book ratio is the price of a stock dividend divided by its net asset value. Please note that an investor cannot invest directly in an index.

2 The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

3 The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.

4 The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.

 4 SMITH BARNEY SMALL CAP VALUE FUND | 2001 Semi-Annual Report to Shareholders slightly underweighted position in financials versus the Russell 2000 Value. We were especially aggressive in lowering our exposure to California real estate, given the effects the technology downdraft is having on this state's commercial and residential real estate. With many banks and credit sensitive stocks selling off in the last month, we have begun to increase this weighting again, adding positions in Pacific Century Financial Corp., Umpqua Holdings Corp., Tucker Anthony Sutro Corp. and CNA Surety Corp. We expect this group to have a very good year given the actions of the Fed.5 (Of course, no guarantees can be given that our expectations will in fact be met.)

The second sector to anticipate a recovery historically is the basic materials group. Most of these stocks are already reflecting valuations we typically see during a very severe recession. As far as pricing, inventory levels and earnings potential are concerned, we think the steel group has the most potential, and we recently purchased AK Steel Holding Corp. One of our holdings in the metals group that we have used as an example of extreme pricing inefficiency, Cleveland-Cliffs Inc., cut its dividend early this year. This was surprising because the company cut its dividend primarily for offensive reasons: to make acquisitions from its distressed competitors. We believe this is further evidence of how attractive valuations are in this sector and we intend to remain a buyer of Cleveland-Cliffs on weakness.

The third sector to anticipate a recovery is the consumer cyclicals, which includes home builders, furniture companies, retailers and certain technology stocks. Given the run up of some of these stocks at the end of the year, we took some profits in Centex Construction Products, Inc. and Furniture Brands International in December. As with the financials, these stocks have retreated in the first quarter and are on our buy list again. We have also begun to find some extraordinary values in small cap technology companies, recently adding positions in RealNetworks, Inc. CACI International Inc., Electronics for Imagining, Inc., S1 Corp. and several semiconductor companies.

Along with extremely attractive valuations and a more favorable interest rate environment, we believe the other catalysts supporting small-cap outperformance remain intact. We continue to see a record number of mergers and acquisitions as larger companies take advantage of small-cap valuations. In the first quarter of 2001 alone, Spieker Properties, Inc., The CIT Group, Inc., Tosco Corp., and Midcoast Energy Resources, Inc. were acquisition targets. With the return to health of the high-yield bond market during the period, we are also seeing a record number of leveraged buyouts as financial buyers are looking at some of the highest expected returns in the history of small cap acquisitions. And while no assurances can be given, we believe these activities are placing a floor under small-cap value stocks, which has reduced their volatility. Finally, new money is flowing into small-cap value mutual funds and institutional portfolios for the first time in four years.

In closing, we would like to thank you for investing in Smith Barney Small Cap Value Fund. We look forward to continuing to help you pursue your financial goals in the future.



Sincerely,


/s/Peter J. Hable                                    /s/John G. Goode
Peter J. Hable                                       John G. Goode
Vice President and                                   Vice President and
Investment Officer                                   Investment Officer

April 17, 2001

-------------------
5 On April 18, 2001, after this letter was written, the Fed cut interest rates by 50 basis points bringing rates to 4.50%.


 5 SMITH BARNEY SMALL CAP VALUE FUND | 2001 Semi-Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES
                                                      NET ASSET VALUE
                                                 --------------------------
                                                 BEGINNING           END             INCOME         CAPITAL GAIN         TOTAL
PERIOD ENDED                                     OF PERIOD        OF PERIOD         DIVIDENDS       DISTRIBUTIONS     RETURNS(1)
================================================================================================================================
3/31/01                                           $14.85           $14.60            $0.18             $0.95             6.24%+
--------------------------------------------------------------------------------------------------------------------------------
9/30/00                                            12.10            14.85             0.19              0.00            24.71
--------------------------------------------------------------------------------------------------------------------------------
Inception*-- 9/30/99                               11.40            12.10             0.00              0.00             6.14+
================================================================================================================================
  TOTAL                                                                              $0.37             $0.95
================================================================================================================================

 HISTORICAL PERFORMANCE -- CLASS B SHARES

                                                      NET ASSET VALUE
                                                 --------------------------
                                                 BEGINNING           END             INCOME         CAPITAL GAIN         TOTAL
PERIOD ENDED                                     OF PERIOD        OF PERIOD         DIVIDENDS       DISTRIBUTIONS     RETURNS(1)
================================================================================================================================
3/31/01                                           $14.76           $14.56            $0.07             $0.95             5.86%+
--------------------------------------------------------------------------------------------------------------------------------
9/30/00                                            12.05            14.76             0.12              0.00            23.70
--------------------------------------------------------------------------------------------------------------------------------
Inception*-- 9/30/99                               11.40            12.05             0.00              0.00             5.70+
================================================================================================================================
  TOTAL                                                                              $0.19             $0.95
================================================================================================================================

 HISTORICAL PERFORMANCE -- CLASS L SHARES

                                                      NET ASSET VALUE
                                                 --------------------------
                                                 BEGINNING           END             INCOME         CAPITAL GAIN         TOTAL
PERIOD ENDED                                     OF PERIOD        OF PERIOD         DIVIDENDS       DISTRIBUTIONS     RETURNS(1)
================================================================================================================================
3/31/01                                           $14.76           $14.56            $0.07             $0.95             5.86%+
--------------------------------------------------------------------------------------------------------------------------------
9/30/00                                            12.05            14.76             0.12              0.00            23.70
--------------------------------------------------------------------------------------------------------------------------------
Inception*-- 9/30/99                               11.40            12.05             0.00              0.00             5.70+
================================================================================================================================
  TOTAL                                                                              $0.19             $0.95
================================================================================================================================

IT IS THE PORTFOLIO'S POLICY TO DISTRIBUTE DIVIDENDS AND CAPITAL GAINS, IF ANY,
ANNUALLY.


 6 SMITH BARNEY SMALL CAP VALUE FUND | 2001 Semi-Annual Report to Shareholders

 AVERAGE ANNUAL TOTAL RETURNS

                                                    WITHOUT SALES CHARGES(1)
                                               ---------------------------------
                                     CLASS A           CLASS B          CLASS L
================================================================================
Six Months Ended 3/31/01+             6.24%             5.86%            5.86%
--------------------------------------------------------------------------------
Year Ended 3/31/01                   22.39             21.41            21.41
--------------------------------------------------------------------------------
Inception* through 3/31/01           17.71             16.83            16.83
--------------------------------------------------------------------------------

                                                      WITH SALES CHARGES(2)
                                               ---------------------------------
                                     CLASS A           CLASS B          CLASS L
================================================================================
Six Months Ended 3/31/01+             0.94%             0.93%            3.82%
--------------------------------------------------------------------------------
Year Ended 3/31/01                   16.26             16.41            19.21
--------------------------------------------------------------------------------
Inception* through 3/31/01           14.86             15.61            16.24
================================================================================



 CUMULATIVE TOTAL RETURNS

                                               WITHOUT SALES CHARGES(1)
================================================================================
Class A (Inception* through 3/31/01)                   40.62%
--------------------------------------------------------------------------------
Class B (Inception* through 3/31/01)                   38.42
--------------------------------------------------------------------------------
Class L (Inception* through 3/31/01)                   38.42
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+ Total return is not annualized, as it may not be representative of the total return for the year.

*    Inception date for Class A, B and L shares is February 26, 1999.


 7 SMITH BARNEY SMALL CAP VALUE FUND | 2001 Semi-Annual Report to Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)

GROWTH OF $10,000 INVESTED IN CLASS A, B AND L SHARES OF THE
SMITH BARNEY SMALL CAP VALUE FUND VS. THE RUSSELL 2000 VALUE INDEX+
--------------------------------------------------------------------------------
                           February 1999 -- March 2001

Line chart
                     SMITH BARNEY SMALL CAP          SMITH BARNEY SMALL CAP      SMITH BARNEY SMALL CAP
                      VALUE FUND - CLASS A            VALUE FUND - CLASS B        VALUE FUND - CLASS L      RUSSELL 2000 VALUE INDEX
Feb 26, 1999                 9500                            10000                        9896                         10000
Mar 1999                     9633                            10132                       10026                          9918
Sep 1999                    10083                            10570                       10460                         10656
Mar 2000                    10915                            11401                       11282                         11233
Sep 2000                    12575                            13075                       12939                         12292
Mar 31, 2000                13359                            13542                       13698                         13418


+ Hypothetical illustration of $10,000 invested in Class A, B and L shares at inception on February 26, 1999, assuming deduction of the maximum 5.00% and 1.00% sales charge at the time of investment for Class A and L shares, respectively, the deduction of the maximum 5.00% CDSC for Class B shares and the deduction of the 1.00% CDSC for Class L shares at the time of investment and reinvestment of dividends and capital gains, if any, through March 31, 2001. The Russell 2000 Value Index is a capitalization weighted total return index which is comprised of 2000 of the smallest capitalized U.S. domiciled companies with less-than-average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.

     ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.



 8 SMITH BARNEY SMALL CAP VALUE FUND | 2001 Semi-Annual Report to Shareholders

 Schedule of Investments (unaudited)                                                                     March 31, 2001

     SHARES                                                      SECURITY                                         VALUE
-----------------------------------------------------------------------------------------------------------------------
COMMON STOCK -- 83.4%
AUTOS & TRANSPORTATION -- 4.4%
      68,000     ArvinMeritor, Inc.                                                                        $    933,640
      24,000     BorgWarner, Inc.                                                                               961,680
      65,500     CNF Inc.+                                                                                    1,892,295
     100,000     Kirby Corp.*                                                                                 2,000,000
      72,500     Navistar International Corp.*                                                                1,653,000
      14,000     UAL Corp.                                                                                      462,700
      20,000     Wabtec Corp.                                                                                   254,000
-----------------------------------------------------------------------------------------------------------------------
                                                                                                              8,157,315
-----------------------------------------------------------------------------------------------------------------------

CAPITAL GOODS -- 5.3%
      78,000     Crane Co.                                                                                    2,031,900
      63,500     Federal Signal Corp.                                                                         1,240,155
      64,200     IDEX Corp.                                                                                   1,860,516
      90,000     Input/Output, Inc.*                                                                            841,500
      72,000     Kaydon Corp.                                                                                 1,942,560
      51,500     Roper Industries, Inc.                                                                       1,843,700
-----------------------------------------------------------------------------------------------------------------------
                                                                                                              9,760,331
-----------------------------------------------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 14.1%
     152,000     Ambassadors International, Inc.                                                              2,698,000
      47,000     Applebee's International, Inc.                                                               1,677,313
      99,000     Callaway Golf Co.                                                                            2,198,790
      56,000     Corn Products International, Inc.                                                            1,436,960
      38,500     Footstar, Inc.*                                                                              1,545,775
      88,000     Furniture Brands International, Inc.*                                                        2,085,600
      56,000     Harman International Industries, Inc.                                                        1,433,040
      16,000     Houghton Mifflin Co.                                                                           736,160
      48,500     Lancaster Colony Corp.                                                                       1,409,531
      49,000     Liz Claiborne, Inc.                                                                          2,305,450
      36,000     The Neiman Marcus Group, Inc., Class A Shares*                                               1,173,600
       7,900     Peet's Coffee & Tea Inc.*                                                                       55,794
     198,000     Pier 1 Imports, Inc.                                                                         2,574,000
     110,000     Ross Stores, Inc.                                                                            2,062,500
      65,000     Royal Caribbean Cruises Ltd.                                                                 1,498,250
     150,000     The Stride Rite Corp.                                                                        1,125,000
-----------------------------------------------------------------------------------------------------------------------
                                                                                                             26,015,763
-----------------------------------------------------------------------------------------------------------------------

ENERGY -- 2.8%
      45,000     Cross Timbers Oil Co.+                                                                       1,113,750
      20,000     Midcoast Energy Resources, Inc.                                                                530,000
      37,500     Peoples Energy Corp.                                                                         1,457,625
      25,000     Tosco Corp.                                                                                  1,069,000
      50,000     Varco International, Inc.*                                                                   1,032,500
-----------------------------------------------------------------------------------------------------------------------
                                                                                                              5,202,875
-----------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES -- 19.7%
      90,000     21st Century Insurance Group                                                                 1,386,900
      39,000     Bank United Corp., Litigation Contingent Payment Rights Trust Shares*                            9,750
      92,000     Banknorth Group, Inc.+                                                                       1,828,500
      87,000     The CIT Group, Inc., Class A Shares+                                                         2,512,560
      60,000     CNA Surety Corp.                                                                               796,800

                       SEE NOTES TO FINANCIAL STATEMENTS.

 9 SMITH BARNEY SMALL CAP VALUE FUND | 2001 Semi-Annual Report to Shareholders

 Schedule of Investments (unaudited) (continued)                                                         March 31, 2001


     SHARES                                                      SECURITY                                         VALUE
-----------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 19.7% (CONTINUED)
      50,000     Countrywide Credit Industries, Inc.                                                        $ 2,467,500
      75,000     Cullen/Frost Bankers, Inc.                                                                   2,568,750
       9,000     Federal Agricultural Mortgage Corp., Class C Shares*                                           214,650
      48,000     FirstMerit Corp.                                                                             1,248,000
     140,000     Fremont General Corp.                                                                          543,200
     115,000     Golden State Bancorp Inc.+                                                                   3,206,200
      49,500     GreenPoint Financial Corp.                                                                   1,613,700
       5,000     Investors Financial Services Corp.                                                             293,125
      47,000     Pacific Century Financial Corp.                                                                893,000
      18,000     Radian Group Inc.                                                                            1,219,500
      86,900     Sky Financial Group, Inc.                                                                    1,482,731
      35,000     Tucker Anthony Sutro Corp.                                                                     663,250
      95,000     Umpqua Holdings Corp.                                                                          938,125
      35,000     W.R. Berkley Corp.                                                                           1,577,187
      64,800     Waddell & Reed Financial, Inc., Class A Shares                                               1,837,080
      50,700     Washington Mutual, Inc.                                                                      2,775,825
      75,000     Webster Financial Corp.                                                                      2,198,437
      42,000     Westamerica Bancorporation                                                                   1,585,500
      43,000     Wilmington Trust Corp.+                                                                      2,540,440
-----------------------------------------------------------------------------------------------------------------------
                                                                                                             36,400,710
-----------------------------------------------------------------------------------------------------------------------

HEALTHCARE -- 3.1%
       3,000     AeroGen, Inc.*                                                                                  12,750
      28,000     AmeriSource Health Corp., Class A Shares*+                                                   1,373,400
      15,000     Cell Genesys, Inc.*                                                                            213,750
     150,000     Columbia Laboratories, Inc.*                                                                   903,000
      92,000     Health Management Associates, Inc., Class A Shares*                                          1,430,600
      85,000     Health Net Inc.*+                                                                            1,751,850
-----------------------------------------------------------------------------------------------------------------------
                                                                                                              5,685,350
-----------------------------------------------------------------------------------------------------------------------

MACHINERY -- 1.0%
     198,000     AGCO Corp.                                                                                   1,900,800
-----------------------------------------------------------------------------------------------------------------------

MATERIALS & PROCESSING -- 7.7%
     106,000     AK Steel Holding Corp.                                                                       1,065,300
      61,000     AptarGroup, Inc.                                                                             1,858,670
      92,000     CIRCOR International, Inc.                                                                   1,361,600
      58,000     Cleveland-Cliffs Inc.                                                                        1,044,000
      30,000     Cytec Industries Inc.*                                                                         960,600
      90,000     Engelhard Corp.                                                                              2,327,400
      32,000     The Lubrizol Corp.                                                                             969,600
     118,100     Lyondell Chemical Co.                                                                        1,697,097
     111,000     RPM, Inc.                                                                                    1,132,200
      78,000     Sensient Technologies Corp.                                                                  1,776,840
-----------------------------------------------------------------------------------------------------------------------
                                                                                                             14,193,307
-----------------------------------------------------------------------------------------------------------------------

PRODUCER DURABLES -- 2.7%
      14,200     Centex Construction Products, Inc.                                                             399,020
      28,000     Elcor Corp.                                                                                    391,440
      48,000     Granite Construction Inc.                                                                    1,631,040
      51,000     Pentair, Inc.                                                                                1,299,480

                       SEE NOTES TO FINANCIAL STATEMENTS.

 10 SMITH BARNEY SMALL CAP VALUE FUND | 2001 Semi-Annual Report to Shareholders

 Schedule of Investments (unaudited) (continued)                                                         March 31, 2001

     SHARES                                                      SECURITY                                         VALUE
-----------------------------------------------------------------------------------------------------------------------
PRODUCER DURABLES -- 2.7% (CONTINUED)
      30,000     Royal Group Technologies Ltd.*                                                            $    440,700
      38,500     United Stationers Inc.*                                                                        933,625
-----------------------------------------------------------------------------------------------------------------------
                                                                                                              5,095,305
-----------------------------------------------------------------------------------------------------------------------

REAL ESTATE -- 10.5%
      40,000     Avalonbay Communities, Inc.+                                                                 1,832,400
      41,250     Boston Properties, Inc.+                                                                     1,586,063
      55,000     BRE Properties, Inc., Class A Shares                                                         1,594,450
      95,000     Catellus Development Corp.*                                                                  1,496,250
      65,000     Clayton Homes, Inc.                                                                            783,250
      66,000     Cousins Properties, Inc.                                                                     1,650,660
      85,000     Duke-Weeks Realty Corp.                                                                      1,967,750
      40,000     General Growth Properties, Inc.                                                              1,398,000
      65,000     Highwoods Properties, Inc.                                                                   1,602,250
      85,100     iStar Financial Inc.                                                                         1,963,257
      35,000     Kimco Realty Corp.                                                                           1,505,000
      37,500     Spieker Properties, Inc.                                                                     2,056,875
-----------------------------------------------------------------------------------------------------------------------
                                                                                                             19,436,205
-----------------------------------------------------------------------------------------------------------------------

TECHNOLOGY -- 7.2%
      17,250     Alliant Techsystems Inc.*                                                                    1,527,487
      82,000     Belden Inc.                                                                                  1,644,100
      17,000     CACI International Inc., Class A Shares*                                                       459,000
     100,000     Citizens Communications Co.*+                                                                1,265,000
      20,000     Cypress Semiconductor Corp.*                                                                   354,600
      65,000     Diebold, Inc.                                                                                1,784,900
      20,000     Electronics for Imaging, Inc.*                                                                 492,500
      18,000     Geoworks Corp.*                                                                                 22,500
      30,000     Glenayre Technologies, Inc.*                                                                    64,688
     137,500     JDA Software Group, Inc.*                                                                    1,572,656
     175,000     Maxtor Corp.*                                                                                1,225,000
     100,000     RealNetworks, Inc.*                                                                            706,250
     130,000     S1 Corp.*                                                                                      942,500
      39,800     Varian Semiconductor Equipment Associates, Inc.*                                             1,271,113
-----------------------------------------------------------------------------------------------------------------------
                                                                                                             13,332,294
-----------------------------------------------------------------------------------------------------------------------

UTILITIES -- 4.9%
      47,500     Avista Corp.+                                                                                  836,950
      85,000     Cascade Natural Gas Corp.                                                                    1,729,750
      43,000     Energy East Corp.                                                                              746,050
      52,500     IDACORP, Inc.                                                                                2,006,025
      30,000     Puget Energy, Inc.                                                                             686,400
      57,500     WGL Holdings Inc.                                                                            1,589,875
      42,500     WPS Resources Corp.                                                                          1,450,525
-----------------------------------------------------------------------------------------------------------------------
                                                                                                              9,045,575
-----------------------------------------------------------------------------------------------------------------------

                 TOTAL COMMON STOCK
                 (Cost -- $130,365,530)                                                                     154,225,830
=======================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

 11 SMITH BARNEY SMALL CAP VALUE FUND | 2001 Semi-Annual Report to Shareholders

 Schedule of Investments (unaudited) (continued)                                                        March 31, 2001

      FACE
     AMOUNT                                                      SECURITY                                        VALUE
----------------------------------------------------------------------------------------------------------------------

U.S. TREASURY OBLIGATION -- 1.0%
$  1,825,000     U.S. Treasury Bills, due 6/28/01+
                 (Cost -- $1,805,982)                                                                     $   1,806,520
=======================================================================================================================
                 SUB-TOTAL INVESTMENTS
                 (Cost -- $132,171,512)                                                                     156,032,350
=======================================================================================================================
REPURCHASE AGREEMENT -- 15.6%
  28,809,000     Goldman, Sachs & Co., 5.250% due 4/2/01; Proceeds at maturity -- $28,821,604; (Fully collateralized by U.S. Treasury Bills, Bonds & Notes, 0.000% to 12.000%
                   due 4/30/01 to 2/15/26 Market value -- $29,385,180) (Cost -- $28,809,000)                 28,809,000
=======================================================================================================================
                 TOTAL INVESTMENTS -- 100%
                 (Cost -- $160,980,512**)                                                                  $184,841,350
=======================================================================================================================

+ Securities with an aggregate market value of $23,545,928 are segregated as collateral for futures contracts.

*    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

 12 SMITH BARNEY SMALL CAP VALUE FUND | 2001 Semi-Annual Report to Shareholders

 Statement of Assets and Liabilities (unaudited)                                    March 31, 2001


ASSETS:
     Investments, at value (Cost -- $132,171,512)                                     $156,032,350
     Repurchase agreement, at value (Cost -- $28,809,000)                               28,809,000
     Cash                                                                                       78
     Receivable for securities sold                                                        205,704
     Receivable for Fund shares sold                                                       608,545
     Receivable from broker - variation margin                                             335,750
     Dividends and interest receivable                                                     177,553
--------------------------------------------------------------------------------------------------
     TOTAL ASSETS                                                                      186,168,980
--------------------------------------------------------------------------------------------------

LIABILITIES:
     Payable for securities purchased                                                      253,110
     Management fee payable                                                                115,017
     Distribution fees payable                                                              61,863
     Accrued expenses                                                                      112,384
--------------------------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                                     542,374
--------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                      $185,626,606
==================================================================================================

NET ASSETS:
     Par value of capital shares                                                      $     12,738
     Capital paid in excess of par value                                               155,998,698
     Undistributed net investment income                                                   497,049
     Accumulated net realized gain from security transactions and futures contracts      5,920,920
     Net unrealized appreciation of investments and futures contracts                   23,197,201
--------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                      $185,626,606
==================================================================================================

SHARES OUTSTANDING:
     Class A                                                                             3,319,279
     ---------------------------------------------------------------------------------------------
     Class B                                                                             5,204,001
     ---------------------------------------------------------------------------------------------
     Class L                                                                             4,214,459
     ---------------------------------------------------------------------------------------------

NET ASSET VALUE:
     Class A (and redemption price)                                                         $14.60
     ---------------------------------------------------------------------------------------------
     Class B *                                                                              $14.56
     ---------------------------------------------------------------------------------------------
     Class L **                                                                             $14.56
     ---------------------------------------------------------------------------------------------

MAXIMUM PUBLIC OFFERING PRICE PER SHARE:
     Class A (net asset value plus 5.26% of net asset value per share)                      $15.37
     ---------------------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)                      $14.71
==================================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                       SEE NOTES TO FINANCIAL STATEMENTS.

 13 SMITH BARNEY SMALL CAP VALUE FUND | 2001 Semi-Annual Report to Shareholders

 Statement of Operations (unaudited)                       For the Six Months Ended March 31, 2001

INVESTMENT INCOME:
     Dividends                                                                        $  1,696,362
     Interest                                                                              740,482
--------------------------------------------------------------------------------------------------
     TOTAL INVESTMENT INCOME                                                             2,436,844
--------------------------------------------------------------------------------------------------
EXPENSES:
     Distribution fees (Note 2)                                                            668,554
     Management fee (Note 2)                                                               628,001
     Shareholder and system servicing fees                                                  83,966
     Registration fees                                                                      36,638
     Shareholder communications                                                             33,912
     Audit and legal                                                                        14,332
     Directors' fees                                                                         6,795
     Custody                                                                                 4,340
     Other                                                                                   3,710
--------------------------------------------------------------------------------------------------
     TOTAL EXPENSES                                                                      1,480,248
--------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                      956,596
--------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 3 AND 7):
     Realized Gain (Loss) From:
        Security transactions (excluding short-term securities)                          9,017,883
        Futures contracts                                                               (2,358,975)
--------------------------------------------------------------------------------------------------
     NET REALIZED GAIN                                                                   6,658,908
--------------------------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation of Investments and Futures Contracts:
        Beginning of period                                                             21,616,178
        End of period                                                                   23,197,201
--------------------------------------------------------------------------------------------------
     INCREASE IN NET UNREALIZED APPRECIATION                                             1,581,023
--------------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS AND FUTURES CONTRACTS                                            8,239,931
--------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                                                  $9,196,527
==================================================================================================


                       SEE NOTES TO FINANCIAL STATEMENTS.

 14 SMITH BARNEY SMALL CAP VALUE FUND | 2001 Semi-Annual Report to Shareholders

 Statements of Changes in Net Assets

FOR THE SIX MONTHS ENDED MARCH 31, 2001 (UNAUDITED)
AND THE YEAR ENDED SEPTEMBER 30, 2000
                                                                                     2001                    2000
--------------------------------------------------------------------------------------------------------------------
OPERATIONS:
     Net investment income                                                       $    956,596           $    978,953
     Net realized gain                                                              6,658,908              8,928,907
     Increase in net unrealized appreciation                                        1,581,023             18,481,005
--------------------------------------------------------------------------------------------------------------------
     INCREASE IN NET ASSETS FROM OPERATIONS                                         9,196,527             28,388,865
--------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                         (1,132,818)            (1,499,499)
     Net realized gains                                                           (10,093,455)                    --
--------------------------------------------------------------------------------------------------------------------
     DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                    (11,226,273)            (1,499,499)
--------------------------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 8):
     Net proceeds from sale of shares                                              51,802,590             51,960,306
     Net asset value of shares issued for reinvestment of dividends                10,749,288              1,430,802
     Cost of shares reacquired                                                    (27,012,560)           (69,303,510)
--------------------------------------------------------------------------------------------------------------------
     INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE TRANSACTIONS                35,539,318            (15,912,402)
--------------------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS                                                             33,509,572             10,976,964

NET ASSETS:
     Beginning of period                                                          152,117,034            141,140,070
--------------------------------------------------------------------------------------------------------------------
     END OF PERIOD*                                                              $185,626,606           $152,117,034
====================================================================================================================
* Includes undistributed net investment income of:                                   $497,049               $673,271
====================================================================================================================


                       SEE NOTES TO FINANCIAL STATEMENTS.

 15 SMITH BARNEY SMALL CAP VALUE FUND | 2001 Semi-Annual Report to Shareholders

 Notes to Financial Statements (unaudited)

1. Significant Accounting Policies
The Smith Barney Small Cap Value Fund ("Portfolio"), a separate investment Portfolio of the Smith Barney Investment Funds Inc. ("Fund"), a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of this Portfolio and nine other separate investment portfolios: Smith Barney Peachtree Growth Fund, Smith Barney Investment Grade Bond Fund, Smith Barney Government Securities Fund, Smith Barney Hansberger Global Value Fund, Smith Barney Premier Selections Large Cap Fund, Smith Barney Premier Selections All Cap Growth Fund, Smith Barney Premier Selections Global Growth Fund, Smith Barney Group Spectrum Fund and Smith Barney Small Cap Growth Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities traded in the over-the-counter market and listed securities for which no sales prices were reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (f) dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) gains or losses on the sale of securities are calculated using the specific identification method; (i) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) direct expenses are charged to each class; management fees and general portfolio expenses are allocated on the basis of relative net assets; (k) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (l) the character of income and gains distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At September 30, 2000, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


2.  Management Agreement and Other Transactions
Smith Barney Fund Management LLC("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Portfolio. The Portfolio pays SBFM management fee calculated at an annual rate of 0.75% of the average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolio's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolio's


 16 SMITH BARNEY SMALL CAP VALUE FUND | 2001 Semi-Annual Report to Shareholders sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the six months ended March 31, 2001, the Portfolio paid transfer agent fees of $82,988 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Portfolio's distributor. In addition, SSB acts as the primary broker for the Portfolio's agency transactions. Certain other broker-dealers, continue to sell Portfolio shares to the public as members of the selling group. For the six months ended March 31, 2001, SSB and its affiliates received brokerage commissions of $510.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended March 31, 2001, SSB received sales charges of approximately $275,000 and $66,000 on sales of the Portfolio's Class A and L shares, respectively. In addition, CDSCs paid to SSB were approximately:

                             CLASS A      CLASS B       CLASS L
---------------------------------------------------------------
CDSCs                         $1,000      $51,000        $3,000
===============================================================

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. The Portfolio also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets of each class.

For the six months ended March 31, 2001, total Distribution Plan Fees incurred by the Portfolio were:

                             CLASS A      CLASS B       CLASS L
---------------------------------------------------------------
Distribution Plan Fees       $56,261     $351,108      $261,185
===============================================================

All officers and one Director of the Fund are employees of SSB.


3. Investments
During the six months ended March 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

===============================================================
Purchases                                           $42,074,222
---------------------------------------------------------------
Sales                                                30,698,951
===============================================================

At March 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

===============================================================
Gross unrealized appreciation                       $29,282,627
Gross unrealized depreciation                        (5,421,789)
---------------------------------------------------------------
Net unrealized appreciation                         $23,860,838
===============================================================


4. Repurchase Agreements
The Portfolio purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.


5. Option Contracts
Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether



 17 SMITH BARNEY SMALL CAP VALUE FUND | 2001 Semi-Annual Report to Shareholders the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At March 31, 2001, the Portfolio did not hold any purchased call or put option contracts.

When a Portfolio writes a covered call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When a written index option is exercised, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

During the six months ended March 31, 2001, the Portfolio did not enter into any written covered call or put option contracts.


6. Lending of Portfolio Securities
The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded as interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At March 31, 2001, the Portfolio did not have any securities on loan.


7. Futures Contracts
Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by custodian in the name of the broker. Additional securities are also segregated up to the current market value of futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.



 18 SMITH BARNEY SMALL CAP VALUE FUND | 2001 Semi-Annual Report to Shareholders

At March 31, 2001, the Portfolio had the following open futures contracts:

                              # OF                                     BASIS               MARKET            UNREALIZED
PURCHASED CONTRACTS         CONTRACTS           EXPIRATION             VALUE                VALUE               LOSS
=======================================================================================================================
Russell 2000 Index              85                  6/01            $19,954,387          $19,290,750        $(663,637)
=======================================================================================================================


8. Capital Shares
At March 31, 2001, the Fund had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At March 31, 2001, total paid-in capital amounted to the following for each class:

                                CLASS A             CLASS B              CLASS L
================================================================================
Total Paid-in Capital       $40,073,393         $63,265,103          $52,672,940
================================================================================


Transactions in shares of each class were as follows:

                                            SIX MONTHS ENDED                       YEAR ENDED
                                             MARCH 31, 2001                     SEPTEMBER 30, 2000
                                       ---------------------------      --------------------------------
                                        SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------

CLASS A
Shares sold                           1,656,510       $ 24,545,087        2,500,130       $ 33,819,616
Shares issued on reinvestment           226,620          3,207,686           44,645            522,797
Shares reacquired                    (1,304,918)       (19,286,046)      (2,887,142)       (37,993,629)
--------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                 578,212       $  8,466,727         (342,367)      $ (3,651,216)
========================================================================================================

CLASS B
Shares sold                             779,505       $ 11,394,160          741,861       $  9,546,127
Shares issued on reinvestment           310,637          4,341,935           45,142            528,615
Shares reacquired                      (298,250)        (4,371,348)      (1,407,054)       (17,395,476)
--------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                 791,892       $ 11,364,747         (620,051)      $ (7,320,734)
========================================================================================================

CLASS L
Shares sold                           1,078,185       $ 15,863,343          654,975       $  8,594,563
Shares issued on reinvestment           228,901          3,199,667           32,399            379,390
Shares reacquired                      (229,304)        (3,355,166)      (1,137,853)       (13,914,405)
--------------------------------------------------------------------------------------------------------
Net Increase (Decrease)               1,077,782       $ 15,707,844         (450,479)      $ (4,940,452)
========================================================================================================



 19 SMITH BARNEY SMALL CAP VALUE FUND | 2001 Semi-Annual Report to Shareholders

 Financial Highlights


For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:


CLASS A SHARES                                 2001(1)(2)      2000(2)     1999(2)(3)
----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $14.85        $12.10        $11.40
----------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
   Net investment income                             0.12          0.16          0.15
   Net realized and unrealized gain                  0.76          2.78          0.55
----------------------------------------------------------------------------------------
Total Income From Operations                         0.88          2.94          0.70
----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                            (0.18)        (0.19)           --
   Net realized gains                               (0.95)           --            --
----------------------------------------------------------------------------------------
Total Distributions                                 (1.13)        (0.19)           --
----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $14.60        $14.85        $12.10
----------------------------------------------------------------------------------------
TOTAL RETURN                                         6.24%++      24.71%         6.14%++
----------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)                  $48,464       $40,693       $37,308
----------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                          1.21%+        1.28%         1.32%+
   Net investment income                             1.69+         1.28          1.94+
----------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                21%           48%            7%
========================================================================================

(1)  For the six months ended March 31, 2001 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3)  For the period from February 26, 1999 (inception date) to September 30,
     1999.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.


 20 SMITH BARNEY SMALL CAP VALUE FUND | 2001 Semi-Annual Report to Shareholders

For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:


CLASS B SHARES                                   2001(1)(2)      2000(2)     1999(2)(3)
------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $14.76        $12.05        $11.40
------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
   Net investment income                               0.07          0.07          0.09
   Net realized and unrealized gain                    0.75          2.76          0.56
------------------------------------------------------------------------------------------
Total Income From Operations                           0.82          2.83          0.65
------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                              (0.07)        (0.12)           --
   Net realized gains                                 (0.95)           --            --
------------------------------------------------------------------------------------------
Total Distributions                                   (1.02)        (0.12)           --
------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $14.56        $14.76        $12.05
------------------------------------------------------------------------------------------
TOTAL RETURN                                           5.86%++      23.70%         5.70%++
------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)                    $75,786       $65,125       $60,620
------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                            1.97%+        2.04%         2.08%+
   Net investment income                               0.93+         0.52           1.19+
------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                  21%           48%            7%
==========================================================================================

(1)  For the six months ended March 31, 2001 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3)  For the period from February 26, 1999 (inception date) to September 30,
     1999.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.


 21 SMITH BARNEY SMALL CAP VALUE FUND | 2001 Semi-Annual Report to Shareholders

For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:


CLASS L SHARES                                        2001(1)(2)      2000(2)     1999(2)(3)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $14.76        $12.05        $11.40
-----------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
   Net investment income                                    0.07          0.07          0.09
   Net realized and unrealized gain                         0.75          2.76          0.56
-----------------------------------------------------------------------------------------------
Total Income From Operations                                0.82          2.83          0.65
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                   (0.07)        (0.12)           --
   Net realized gains                                      (0.95)           --            --
-----------------------------------------------------------------------------------------------
Total Distributions                                        (1.02)        (0.12)           --
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $14.56        $14.76        $12.05
-----------------------------------------------------------------------------------------------
TOTAL RETURN                                                5.86%++      23.70%         5.70%++
-----------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)                         $61,377       $46,299       $43,212
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                 1.96%+        2.04%         2.08%+
   Net investment income                                    0.94+         0.52           1.20+
-----------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                       21%           48%            7%
===============================================================================================

(1)  For the six months ended March 31, 2001 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3)  For the period from February 26, 1999 (inception date) to September 30,
     1999.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.


 22 SMITH BARNEY SMALL CAP VALUE FUND | 2001 Semi-Annual Report to Shareholders

                                  SMITH BARNEY
                              SMALL CAP VALUE FUND




    DIRECTORS
    Peter R. Ades
    Herbert Barg
    Dwight B. Crane
    Frank G. Hubbard
    Heath B. McLendon, Chairman
    Jerome Miller
    Ken Miller


    OFFICERS
    Heath B. McLendon
    President and
    Chief Executive Officer


    Lewis E. Daidone
    Senior Vice President
    and Treasurer


    Peter J. Hable
    Vice President and
    Investment Officer


    John G. Goode
    Vice President and
    Investment Officer


    Paul A. Brook
    Controller


    Christina T. Sydor
    Secretary




    INVESTMENT MANAGER
    Smith Barney Fund Management LLC


    DISTRIBUTOR
    Salomon Smith Barney Inc.


    CUSTODIAN
    PFPC Trust Company


    TRANSFER AGENT
    Citi Fiduciary Trust Company
    125 Broad Street, 11th Floor
    New York, New York 10004


    SUB-TRANSFER AGENT
    PFPC Global Fund Services
    P.O. Box 9699
    Providence, Rhode Island
    02940-9699

         SMITH BARNEY SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

This report is submitted for the general information of the shareholders of Smith Barney Small Cap Value Fund, but it also may be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolio. If used as sales material after June 30, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.


Smith Barney Small Cap Value Fund
Smith Barney Mutual Funds
7 World Trade Center
New York, New York 10048



For complete information on any of the Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

WWW.SMITHBARNEY.COM/MUTUALFUNDS


Umbrella Logo:
Salomon Smith Barney
--------------------
A member of citigroup


Salomon Smith Barney is a registered service mark of Salomon Smith Barney Inc.



FD01653  5/01

                                 SMITH BARNEY
                              SMALL CAP GROWTH FUND


             STYLE PURE SERIES | SEMI-ANNUAL REPORT | MARCH 31, 2001



                                      logo:

                            Smith Barney Mutual Funds

                Your Serious Money. Professionally Managed. (SM)



             NOT FDIC INSURED O NOT BANK GUARANTEED O MAY LOSE VALUE photo of Timothy Woods text:
Timothy Woods
PORTFOLIO MANAGER

logo:
Style Pure Series


Semi-Annual Report o March 31, 2001

SMITH BARNEY
SMALL CAP GROWTH FUND

left sidebar:

TIMOTHY WOODS

Timothy Woods, CFA has more than 16 years of securities business experience.

Education: BS in Accounting from Florida A&M, MBA in Finance from the University of Pennsylvania's Wharton School of Finance.

FUND OBJECTIVE

The Fund seeks long-term growth of capital. The Fund invests primarily in equity securities of high-growth companies. These companies possess a market capitalization within the market capitalization range of companies in the Russell 2000 Growth Index* at the time of the Fund's investment. The size of companies in the index changes with market conditions and the composition of the index.

--------
* The Russell 2000 Growth Inex measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.)

--------------------------------------------------------------------------------
FUND FACTS

FUND INCEPTION
--------------------------------------------------------------------------------
November 30, 1999

MANAGER TENURE
--------------------------------------------------------------------------------
Since Inception


MANAGER INVESTMENT
INDUSTRY EXPERIENCE
--------------------------------------------------------------------------------
16 Years

               CLASS A     CLASS B     CLASS L        CLASS 1
--------------------------------------------------------------
NASDAQ         SBSGX       SBYBX       SBSLX          SBCFX
--------------------------------------------------------------
Inception      11/30/99    11/30/99    11/30/99       9/11/00
--------------------------------------------------------------

main body

Average Annual Total Returns as of March 31, 2001



                     WITHOUT SALES CHARGES(1)
                 Class A   Class B  Class L  Class 1
--------------------------------------------------------------------------------
Six-Month+       (42.09)%  (42.28)% (42.31)% (42.03)%
--------------------------------------------------------------------------------
One-Year         (44.02)   (44.40)  (44.43)  N/A
--------------------------------------------------------------------------------
Since Inception++   (9.81) (10.47)  (10.47)  (40.82)
--------------------------------------------------------------------------------


                        WITH SALES CHARGES(2)
                 Class A   Class B  Class L  Class 1
--------------------------------------------------------------------------------
Six-Month+       (44.98)%  (45.16)% (43.45)% (46.96)%
--------------------------------------------------------------------------------
One-Year         (46.81)   (47.18)  (45.54)  N/A
--------------------------------------------------------------------------------
Since Inception++(13.22)   (13.17)  (11.17)  (45.86)
--------------------------------------------------------------------------------

(1)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A, L and 1 shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A, L and 1 shares reflect the deduction of the maximum initial sales charges of 5.00%, 1.00% and 8.50%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

   All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Total returns are not annualized, as they may not be representative of the total return for the year.

++ Inception date for Class A, B and L shares is November 30, 1999.

WHAT'S INSIDE
Your Investment in the Smith Barney
  Small Cap Growth Fund                             1
A Message from the Chairman                         2
Fund at a Glance                                    3
Letter from the Portfolio Manager                   4
Historical Performance                              7
Growth of $10,000                                   9
Schedule of Investments                            10
Statement of Assets and Liabilities                14
Statement of Operations                            15
Statements of Changes in Net Assets                16
Notes to Financial Statements                      17
Financial Highlights                               22

 logo:

 Smith Barney Mutual Funds

 Your Serious Money. Professionally Managed. (SM)


  Investment Products: Not FDIC Insured o Not Bank Guaranteed o May Lose Value

                  YOUR INVESTMENT IN THE SMITH BARNEY SMALL CAP
                                   GROWTH FUND

Under the guidance of manager Tim Woods, the Smith Barney Small Cap Growth Fund uses a "bottom-up"* approach to identify opportunities in the small-cap growth sector of the market. Tim generally targets relatively unknown and financially sound companies that he believes demonstrate the potential to become larger and more mature mid-cap companies.



logo: globe in a circle

PARTICIPATION IN THE GLOBAL ECONOMY
Small-cap companies with increasing earnings and sales are often in industries that participate in the benefits of the rapidly growing global economy. Tim's goal is to identify those small and innovative companies that are participating in positive and dynamic trends throughout several industries.



logo: check mark in a circle

ENTREPRENEURIAL MANAGEMENT
Tim believes that success is often a function of extraordinary leadership. Tim looks for companies with entrepreneurial, seasoned and forward-looking management. Tim evaluates management commitment and its long-term strategy through regular company visits.



logo: pillar in a circle

A DISTINGUISHED HISTORY OF MANAGING YOUR SERIOUS MONEY
Founded in 1873 and 1892, respectively, the firms of Charles D. Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937, Smith Barney & Co. offered its clients a powerful, blue-chip investment capability able to provide timely information, advice and insightful asset management.

When you invest in a fund that is managed by a Citigroup Asset Management adviser, you gain access to blue-chip management delivered professionally. We are proud to offer you, the serious investor, a variety of managed solutions.



* Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.


 1 Smith Barney Small Cap Growth Fund | 2001 Semi-Annual Report to Shareholders

                           A MESSAGE FROM THE CHAIRMAN




photo: HEATH B. MCLENDON

CHAIRMAN
-------------------------------------------------------------------------------


The year 2001 began as a period of transition in the United States. Investors have witnessed a widespread rationalization of stock valuations across many industries--most notably in the New Economy sectors of technology and telecommunications.

Our opinion is that the stock market in general has experienced a significant correction and appears to be in a period of consolidation. We believe that the major part of the stock market correction is behind us because positive fundamentals of moderate inflation, declining short-term interest rates, and a reasonable level of consumer confidence and spending. Moreover, these trends are supplemented by what we expect will be a significant amount of capital investment in electric utilities generation, and oil and gas development companies. In our view, the prospect of near term tax relief is also another positive factor.

Yet, the U.S. economy faces significant short-term challenges. Many corporations continue to experience pressure on earnings as business slows, inventories rise, and layoffs increase. While there are no guarantees, we believe that the present retrenchment, however, may serve as a framework for improved profitability in the months and quarters ahead, and possibly setting the stage for a possible recovery in the latter part of 2001.

The Smith Barney Small Cap Growth Fund ("Portfolio") seeks to provide investors with long-term capital growth by investing in small, innovative companies that exhibit or have the potential to exhibit what we deem to be attractive growth characteristics. The Portfolio invests in small-cap companies1 whose market capitalization at the time of investment is within the market-capitalization range of the Russell 2000 Growth Index ("Russell 2000 Growth").2 Within the small-capitalization universe, portfolio manager Tim Woods seeks to identify what he deems to be cutting-edge companies with strong financials and a skilled management team that is committed to long-term growth.

As the global economy becomes more balanced and the U.S. stock markets are plagued by instability and continued earnings pressure, it has become more important than ever to choose an investment manager you trust. When you invest in a fund that is managed by a Citigroup Asset Management adviser, you gain access to the experience and resources of one of the world's largest and most well-respected financial institutions.

Thank you for your continued confidence in our investment management.


Sincerely,


/s/ Heath B. McLendon


  Heath B. McLendon
  Chairman

  April 16, 2001
------------
1 Please note that the securities of smaller, less known companies may be more volatile than those of larger companies.

------------
2 The Russell 2000 Growth measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. (Price-to-book ratio is the price of a stock dividend by its net asset value.) Please note that an investor cannot invest directly in an index.

 2 Smith Barney Small Cap Growth Fund | 2001 Semi-Annual Report to Shareholders

           SMITH BARNEY SMALL CAP GROWTH FUND at a Glance (unaudited)



  TOP TEN HOLDINGS*+
================================================================================

   1. Eaton Vance Corp.                                    2.1%

   2. AmeriCredit Corp.                                    2.0

   3. AdvancePCS                                           1.9

   4. Abercrombie & Fitch Co.                              1.8

   5. International Game Technology                        1.8

   6. Cytyc Corp.                                          1.8

   7. Everest Re Group, Ltd.                               1.6

   8. Lam Research Corp.                                   1.6

   9. AmeriSource Health Corp., Class A Shares             1.5

  10. National Semiconductor Corp.                         1.5



                           INDUSTRY DIVERSIFICATION*+

                             Computer Software - 8.3%
                             Financial Service - 6.8%
                                  Insurance - 6%
                               Manufacturing - 5.9%
                         Medical Products/Supplies - 8.9%
                                 Oil & Gas - 11.3%
                              Pharmaceuticals - 5.7%
                                  Retail - 9.3%
                              Semiconductors - 13.4%
                                  Other - 24.4%


                             INVESTMENT BREAKDOWN*++

                           Repurchase Agreement - 8.0%
                              Common Stock - 92.0%

 * All information is as of March 31, 2001. Please note that holdings are subject to change.
 + As a percentage of total common stock.
++ As a percentage of total investments.

 3 Smith Barney Small Cap Growth Fund | 2001 Semi-Annual Report to Shareholders

DEAR SHAREHOLDER,

We are pleased to provide the semi-annual report for the Smith Barney Small Cap Growth Fund ("Portfolio") for the period ended March 31, 2001. In this report, we have summarized what we believe to be the period's prevailing economic conditions and outlined our investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Please note, the information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolio, or that the percentage of the Portfolio's assets held in various sectors will remain the same. Please refer to pages 10 through 13 for a list and percentage breakdown of the Portfolio's holdings. Also, please note that any discussion of the Portfolio's holdings is as of March 31, 2001 and is subject to change.

PERFORMANCE UPDATE AND INVESTMENT STRATEGY
For the six months ended March 31, 2001, the Portfolio's Class A shares, without and with sales charges, returned negative 42.09% and negative 44.98%, respectively. In comparison, the Russell 2000 Growth Index ("Russell 2000 Growth")(1) returned negative 32.33% for the same period. Past performance is not indicative of future results.

We look to offer investors long-term capital growth by investing in the stocks of companies with relatively small market capitalizations. Small-cap growth stocks are typically issued by companies in the early stages of growth. Small-cap companies have historically provided higher, long-term returns than large-cap companies. However, small-cap growth companies are likely to be more volatile, have more limited product lines and financial resources than large-cap companies. (Of course, past performance is not indicative of future results.)

We utilize a bottom-up(2) investment strategy to target less well known, but financially sound companies that we believe demonstrate the potential to become larger and more successful companies. Elements of this method include fundamental research, evaluation of management, and a variety of screening techniques.

In selecting stocks we look for companies that exhibit the following characteristics:

     o Catalysts to bring select small-cap growth companies to the next level;
     o Entrepreneurial management committed to long-term growth;
     o Positive historical sales and earnings growth;
     o Being on the cutting edge of positive and dynamic trends; and
     o Products and services that may give the company a competitive advantage.

MARKET OVERVIEW
The period was a negative one for the performance of U.S. stocks, particularly small-cap growth stocks. First, there was a dramatic slowdown in corporate earnings, especially in technology. During the period, well-known bellwether technology stocks such as Intel Corp., Cisco Systems, Inc., Nortel Networks Corp. and Motorola Inc. reported dramatic slowdowns, whether it was in personal computers, telecommunications or software.

Technology has been one of the major factors behind improved productivity growth and has also been a big driver of economic growth in recent years. As small-cap growth managers, our positions in technology hurt the Portfolio's performance during the period. The slowdown in technology spending also affected the Portfolio negatively because many of the technology companies we owned during the period were major suppliers to leading companies like Cisco Systems, Inc. and Corning Inc.

1 Russell 2000 Growth measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. (Price-to-book ratio is the price of a stock dividend divided by its net asset value.) Please note that an investor cannot invest directly in an index.
2 Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.

 4 Smith Barney Small Cap Growth Fund | 2001 Semi-Annual Report to Shareholders

In recent years, there has been an unprecedented level of spending in technology as many companies believed that the technology sector would continue to grow in long-term, strategic importance, and they needed to constantly upgrade their systems in order to maintain their competitive edge. Financing for this boom in technology spending was readily available, and with the venture capital and initial public offering markets strong, the money always seemed to be there to pay for the latest technological advances. In addition, the promise of the Internet was also a key factor that fueled the explosion in technology spending.

Today, we are seeing a huge amount of overcapacity in telecommunications, fiber optics, PCs and semiconductors. Yet, despite this huge and growing supply, many investment professionals and companies thought the demand would be more than sufficient to absorb this growing supply. In hindsight, they were wrong. We think that historically high inventory levels need to be worked down over time before any sustainable rally in technology stocks can occur.

In addition to the correction in technology stocks, the Federal Reserve Board ("Fed") raised rates in 2000, which had a profound impact in slowing down the economy. Even with the Fed now aggressively cutting interest rates, the stock market and economy have not fully recovered. In our view, another important factor behind the slowdown in the economy during the period has been the significant rise in energy prices.

In the beginning of 2001, specifically January, some of the Portfolio's stocks that had performed well last year in areas such as health care services and energy were affected dramatically. The surprising January interest rate cuts by the Fed totaling 100 basis points caused a rotation out of traditionally defensive stocks such health care services, hospitals, HMOs and insurance companies, and caused some of the worst performances we've seen in years. In February and March, technology stocks continued to go down and acted as a drag on Portfolio performance during the latter stages of the period. On March 20, 2001, the Fed cut interest rates by 50 basis points, bringing the interest rate to 5.0%.(3) We view this and previous interest rate cuts as positive for the economy and the stock market.

During the last six months, we made some modifications to the Portfolio's investment strategy. We were slightly underweighted in technology relative to the Russell 2000 Growth, mainly because we wanted to see a reduction in high inventory levels and earnings bottom out before becoming buyers again. Yet, we think technology will continue to be a major source of productivity enhancements and cost reductions in the years ahead. Therefore, we intend to buy selectively in this area once positive signs emerge that the worst may be over.

On a relative basis versus the Russell 2000 Growth, the Portfolio was overweight in energy during the period and we have been overweight in this sector for some time. In our opinion, energy is one of the few areas where we may actually see an increase in capital spending. Oil and natural gas prices are at unprecedented levels. Moreover, even if oil and natural gas prices were to decline, we believe that energy prices today provide more than enough incentive for additional drilling and exploration. That is why we are bullish on the oil service companies we currently own.

During the period, another Portfolio focus was health care services, where we were overweighted relative to the Russell 2000 Growth. We favored this sector primarily because of favorable demographic trends such as aging baby boomers. At the same time, we anticipate an increase in government reimbursements for Medicare. Moreover, health care was a major campaign issue in the recent presidential election. And with President George W. Bush looking at health care as a place to make his mark, we expect that overall health care spending will rise in the years ahead. In our view, that may help companies in the hospital management sectors that we own as well as the managed care companies in the Portfolio.

3 On April 18, 2001, after this letter was written, the Fed cut interest rates by an additional 50 basis points.

 5 Smith Barney Small Cap Growth Fund | 2001 Semi-Annual Report to Shareholders

Within the managed care industry, Trigon Healthcare Systems, the largest health maintenance organization in the commonwealth of Virginia, performed well; and the company's dominant market share and favorable demographics in the state have made us bullish about its growth prospects. Universal Health Services, Inc., the country's third-largest hospital management company, also performed well for the Portfolio during the period.

As previously noted, the Portfolio's technology holdings performed poorly during the period. TranSwitch Corp., a leading developer and global supplier of high-speed semiconductor solutions, was hurt by semiconductor supply-and-demand imbalances.

Market Outlook
While technology stocks have obviously been a big disappointment for many investors recently, we remain optimistic about technology over the long-term. In areas such as semiconductors, negative factors have a tendency to be discounted fairly quickly. And while no guarantees can be made, if investors start seeing some signs that inventory levels are declining, we expect that technology stocks will react positively. In the meantime, we have not seen a bottom in the price of technology stocks based on our fundamental analysis. We intend to pursue a patient, opportunistic approach before we start buying select technology stocks again.

As managers of a diversified small-cap growth fund, we seek to uncover long-term capital growth potential wherever we can find it. It's important to note that since this Portfolio is not strictly a technology fund or a health care fund, we may adjust our holdings in challenging market conditions to purchase those companies that we believe possess solid future sales and earnings growth. Despite a turbulent market, we will continue to follow our bottom-up approach and invest in cutting-edge, financially sound companies - enterprises we believe may be on track to deliver superior, long-term return potential.

We believe small-cap growth stock valuations are the lowest they have been in years relative to other asset classes and, therefore, represent solid long-term investment opportunities. In our view, when investors start looking for companies that can demonstrate strong earnings growth, they should look again at small cap stocks. (Of course, no guarantees can be given that our expectations will be met.)

In closing, thank you for investing in Smith Barney Small Cap Growth Fund. We look forward to continuing to help you pursue your financial goals in the future.

Sincerely,


/s/ Timothy Woods


Timothy Woods, CFA
Vice President and
Investment Officer

April 16, 2001



 6 Smith Barney Small Cap Growth Fund | 2001 Semi-Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES



                                                NET ASSET VALUE
                                       ----------------------------
                                           BEGINNING          END          INCOME      CAPITAL GAIN      RETURN OF        TOTAL
 PERIOD ENDED                              OF PERIOD       OF PERIOD      DIVIDEND     DISTRIBUTION        CAPITAL       RETURNS(1)+
------------------------------------------------------------------------------------------------------------------------------------

3/31/01                                     $17.13         $ 9.92           $0.00         $0.00            $0.00        (42.09)%
------------------------------------------------------------------------------------------------------------------------------------

Inception*-- 9/30/00                         11.40          17.13            0.00          0.00             0.02         50.45
------------------------------------------------------------------------------------------------------------------------------------

Total                                                                       $0.00         $0.00            $0.02
------------------------------------------------------------------------------------------------------------------------------------



 HISTORICAL PERFORMANCE -- CLASS B SHARES


                                                NET ASSET VALUE
                                        ----------------------------
                                           BEGINNING          END          INCOME      CAPITAL GAIN      RETURN OF        TOTAL
PERIOD ENDED                               OF PERIOD       OF PERIOD      DIVIDEND     DISTRIBUTION        CAPITAL       RETURNS(1)+
------------------------------------------------------------------------------------------------------------------------------------

3/31/01                                     $17.03         $ 9.83           $0.00         $0.00            $0.00        (42.28)%
------------------------------------------------------------------------------------------------------------------------------------

Inception*-- 9/30/00                         11.40          17.03            0.00          0.00             0.01         49.48
------------------------------------------------------------------------------------------------------------------------------------

Total                                                                       $0.00         $0.00            $0.01
------------------------------------------------------------------------------------------------------------------------------------





 HISTORICAL PERFORMANCE -- CLASS L SHARES

                                                NET ASSET VALUE
                                        ----------------------------
                                           BEGINNING          END          INCOME      CAPITAL GAIN      RETURN OF        TOTAL
PERIOD ENDED                               OF PERIOD       OF PERIOD      DIVIDEND     DISTRIBUTION        CAPITAL       RETURNS(1)+
------------------------------------------------------------------------------------------------------------------------------------

3/31/01                                     $17.04         $ 9.83           $0.00         $0.00            $0.00        (42.31)%
------------------------------------------------------------------------------------------------------------------------------------

Inception*-- 9/30/00                         11.40          17.04            0.00          0.00             0.01         49.56
------------------------------------------------------------------------------------------------------------------------------------

Total                                                                       $0.00         $0.00            $0.01
------------------------------------------------------------------------------------------------------------------------------------





 HISTORICAL PERFORMANCE -- CLASS 1 SHARES

                                                NET ASSET VALUE
                                        ----------------------------
                                           BEGINNING          END          INCOME      CAPITAL GAIN      RETURN OF        TOTAL
PERIOD ENDED                               OF PERIOD       OF PERIOD      DIVIDEND     DISTRIBUTION        CAPITAL       RETURNS(1)+
------------------------------------------------------------------------------------------------------------------------------------

3/31/01                                     $17.13         $ 9.93           $0.00         $0.00            $0.00        (42.03)%
------------------------------------------------------------------------------------------------------------------------------------

Inception*-- 9/30/00                         16.78          17.13            0.00          0.00             0.00          2.09
------------------------------------------------------------------------------------------------------------------------------------

Total                                                                       $0.00         $0.00            $0.00
------------------------------------------------------------------------------------------------------------------------------------


  7 Smith Barney Small Cap Growth Fund | 2001 Semi-Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS Y SHARES

                                                NET ASSET VALUE
                                         ----------------------------
                                           BEGINNING          END          INCOME      CAPITAL GAIN      RETURN OF        TOTAL
PERIOD ENDED                               OF PERIOD       OF PERIOD      DIVIDEND     DISTRIBUTION        CAPITAL       RETURNS(1)+
------------------------------------------------------------------------------------------------------------------------------------

3/31/01                                     $17.17         $ 9.96           $0.00         $0.00            $0.00        (41.99)%
------------------------------------------------------------------------------------------------------------------------------------

Inception*-- 9/30/00                         18.59          17.17            0.00          0.00             0.00         (7.64)
------------------------------------------------------------------------------------------------------------------------------------

Total                                                                       $0.00         $0.00            $0.00
------------------------------------------------------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends and capital gains, if any, annually.



 AVERAGE ANNUAL TOTAL RETURNS

                                                                                WITHOUT SALES CHARGES(1)
                                                             -----------------------------------------------------------------------
                                                              CLASS A        CLASS B       CLASS L        CLASS 1       CLASS Y
------------------------------------------------------------------------------------------------------------------------------------
Six Months Ended 3/31/01+                                     (42.09)%       (42.28)%      (42.31)%       (42.03)%      (41.99)%
------------------------------------------------------------------------------------------------------------------------------------

Year Ended 3/31/01                                            (44.02)        (44.40)       (44.43)           N/A        (43.79)
------------------------------------------------------------------------------------------------------------------------------------

Inception* through 3/31/01                                     (9.81)        (10.47)       (10.47)        (40.82)       (43.34)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                WITHOUT SALES CHARGES(2)
                                                             -----------------------------------------------------------------------
                                                              CLASS A        CLASS B       CLASS L        CLASS 1       CLASS Y
------------------------------------------------------------------------------------------------------------------------------------
Six Months Ended 3/31/01+                                     (44.98)%       (45.16)%      (43.45)%       (46.96)%      (41.99)%
------------------------------------------------------------------------------------------------------------------------------------

Year Ended 3/31/01                                            (46.81)        (47.18)       (45.54)           N/A        (43.79)
------------------------------------------------------------------------------------------------------------------------------------

Inception* through 3/31/01                                    (13.22)        (13.17)       (11.17)        (45.86)       (43.34)
------------------------------------------------------------------------------------------------------------------------------------


 CUMULATIVE TOTAL RETURNS

                                             WITHOUT SALES CHARGES(1)
--------------------------------------------------------------------------------
Class A (Inception* through 3/31/01)                  (12.88)%
--------------------------------------------------------------------------------
Class B (Inception* through 3/31/01)                  (13.72)
--------------------------------------------------------------------------------
Class L (Inception* through 3/31/01)                  (13.72)
--------------------------------------------------------------------------------
Class 1 (Inception* through 3/31/01)                  (40.82)
--------------------------------------------------------------------------------
Class Y (Inception* through 3/31/01)                  (46.42)
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A, L and 1 shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A, L and 1 shares reflect the deduction of the maximum initial sales charges of 5.00%, 1.00% and 8.50%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 * Inception date for Class A, B and L shares is November 30, 1999. Inception dates for Class 1 and Y shares are September 11, 2000 and February 23, 2000, respectively.
 + Total return is not annualized, as it may not be representative of the total return for the year.


 8 Smith Barney Small Cap Growth Fund | 2001 Semi-Annual Report to Shareholders

 Historical Performance (unaudited)

GROWTH OF $10,000 INVESTED IN CLASS A, B AND L SHARES OF THE
SMITH BARNEY SMALL CAP GROWTH FUND VS. RUSSELL 2500 GROWTH INDEX+
-------------------------------------------------------------------------------
                           November 1999 -- March 2001

graph:
               SMITH BARNEY     SMITH BARNEY      SMITH BARNEY
                  SMALL CAP        SMALL CAP         SMALL CAP    RUSSELL 2500
              GROWTH FUND -    GROWTH FUND -     GROWTH FUND -          GROWTH
                    CLASS A          CLASS B           CLASS L           INDEX

Nov 30, 1999           9500            10000              9900           10000
Dec 1999              12215            12350             12616           11886
Mar 2000              14785            15818             15265           13685
Jun 2000              14009            14184             14431           12741
Sep 2000              14293            14448             14701           12366
Dec 2000              11331            11832             11700            9973
Mar 31, 2001           8277             8283              8538            7987

+ Hypothetical illustration of $10,000 invested in Class A, B and L shares at inception on November 30, 1999, assuming deduction of the maximum 5.00% and 1.00% sales charges at the time of investment for Class A and L shares, respectively; and the deduction of the maximum 5.00% and 1.00% CDSC for Class B and L shares, respectively. It also assumes reinvestment of dividends and capital gains, if any, through March 31, 2001. The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A, B and L shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

  ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

 9 Smith Barney Small Cap Growth Fund | 2001 Semi-Annual Report to Shareholders


  SCHEDULE OF INVESTMENTS (UNAUDITED)                                                                                MARCH 31, 2001




     SHARES                                                      SECURITY                                               VALUE
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCK -- 92.0%
AEROSPACE & Defense -- 0.7%
     149,700     BE Aerospace, Inc.*                                                                                   $ 2,750,738
------------------------------------------------------------------------------------------------------------------------------------

AIRLINES -- 1.2%
     105,100     Atlantic Coast Airlines Holdings, Inc.*                                                                 2,207,100
     106,400     SkyWest, Inc.                                                                                           2,473,800
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         4,680,900
------------------------------------------------------------------------------------------------------------------------------------

AUTO PARTS & Equipment -- 0.7%
     100,000     Lear Corp.*                                                                                             2,930,000
------------------------------------------------------------------------------------------------------------------------------------

BIOTECHNOLOGY  -- 1.4%
      39,000     Abgenix, Inc.*                                                                                            923,813
      13,160     Human Genome Sciences, Inc.*+                                                                             605,360
      63,500     ImClone Systems, Inc.*+                                                                                 2,107,406
      42,800     Protein Design Labs, Inc.*+                                                                             1,904,600
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         5,541,179
------------------------------------------------------------------------------------------------------------------------------------

BROADCASTING -- 1.6%
     132,500     Emmis Communications Corp., Class A Shares*+                                                            3,353,906
     105,000     Insight Communications Co., Inc.*                                                                       2,782,500
      90,000     WorldGate Communications, Inc.*                                                                           388,125
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         6,524,531
------------------------------------------------------------------------------------------------------------------------------------

BUSINESS SERVICES -- 1.4%
      60,000     The BISYS Group, Inc.*+                                                                                 3,206,250
     205,000     I-many, Inc.*+                                                                                          2,331,875
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         5,538,125
------------------------------------------------------------------------------------------------------------------------------------

CASINOS & GAMING -- 1.7%
     135,612     International Game Technology*+                                                                         6,828,064
------------------------------------------------------------------------------------------------------------------------------------

CHEMICALS -- 1.7%
      62,500     Cabot Microelectronics Corp.*                                                                           2,750,000
      84,700     Engelhard Corp.                                                                                         2,190,342
     100,500     Olin Corp.                                                                                              2,049,195
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        6,989,537
------------------------------------------------------------------------------------------------------------------------------------

COMPUTER SOFTWARE -- 7.6%
     152,500     Activision, Inc.*                                                                                       3,707,656
     104,600     Advent Software, Inc.*                                                                                  4,635,088
     156,000     Aspen Technology, Inc.*                                                                                 3,724,500
     240,000     Brio Technology, Inc.*                                                                                  1,455,000
      57,000     Embarcadero Technologies, Inc.*                                                                           947,625
      86,700     FileNet Corp.*                                                                                          1,360,106
      37,300     Great Plains Software, Inc.*                                                                            2,286,956
     301,800     Legato Systems, Inc.*                                                                                   3,640,463
      88,300     Mentor Graphics Corp.*                                                                                  1,821,188
      70,800     Mercury Interactive Corp.*                                                                              2,964,750
      34,200     Micromuse, Inc.*                                                                                        1,292,418
     154,700     Peregrine Systems, Inc.*                                                                                3,016,650
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        30,852,400
------------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

 10 Smith Barney Small Cap Growth Fund | 2001 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                                                                     MARCH 31, 2001


SHARES               SECURITY                                      VALUE
------------------------------------------------------------------------------------------------------------------------------------

EDUCATION -- 1.4%
     120,000     Corinthian Colleges, Inc.*                                                                            $ 4,830,000
      48,000     Learning Tree International, Inc.*                                                                        994,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         5,824,500
------------------------------------------------------------------------------------------------------------------------------------

ELECTRICAL PRODUCTS & EQUIPMENT -- 0.6%
     121,600     Tweeter Home Entertainment Group, Inc.*                                                                 2,363,600
------------------------------------------------------------------------------------------------------------------------------------

ELECTRONIC INSTRUMENTS & CONTROLS -- 0.9%
      60,400     C&D Technologies, Inc.                                                                                  1,667,040
      70,800     Keithley Instruments, Inc.                                                                              1,146,960
     259,500     Manufacturers' Services Ltd.*                                                                             775,905
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         3,589,905
------------------------------------------------------------------------------------------------------------------------------------

ENGINEERING/CONSTRUCTION -- 2.6%
      47,400     Fluor Corp.                                                                                             2,109,300
     131,900     Foster Wheeler Corp.                                                                                    2,368,924
      62,900     Granite Construction Inc.+                                                                              2,137,342
      81,800     The Shaw Group Inc.*                                                                                    3,820,878
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        10,436,444
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES -- 6.3%
     234,400     AmeriCredit Corp.*+                                                                                     7,601,592
     249,700     Eaton Vance Corp.                                                                                       7,753,185
      65,600     Investors Financial Services Corp.                                                                      3,845,800
     213,200     Metris Cos., Inc.                                                                                       4,430,296
      65,100     Raymond James Financial, Inc.                                                                           1,809,780
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        25,440,653
------------------------------------------------------------------------------------------------------------------------------------

HOSPITAL/HEALTHCARE FACILITIES -- 3.2%
     269,800     Manor Care, Inc.*                                                                                       5,503,920
      75,900     Triad Hospitals Inc.*+                                                                                  2,144,175
      61,700     Universal Health Services Inc., Class B Shares*                                                         5,448,110
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        13,096,205
------------------------------------------------------------------------------------------------------------------------------------

INSURANCE -- 5.5%
      88,000     Everest Re Group, Ltd.                                                                                  5,853,760
     204,400     Fidelity National Financial, Inc.+                                                                      5,471,788
     124,700     Health Net Inc.*+                                                                                       2,570,067
     150,900     Oxford Health Plans, Inc.*+                                                                             4,036,575
      84,200     Trigon Healthcare, Inc.*                                                                                4,336,300
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        22,268,490
------------------------------------------------------------------------------------------------------------------------------------

MANUFACTURING -- 5.5%
      50,700     Ball Corp.                                                                                              2,325,609
      83,600     Columbia Sportswear Co.*                                                                                3,802,494
     272,700     Nautica Enterprises, Inc.*                                                                              4,891,556
     123,400     Oakley, Inc.*                                                                                           2,192,818
     340,000     Tommy Hilfiger Corp.*                                                                                   4,369,000
      87,700     The Timberland Co., Class A Shares*                                                                     4,455,160
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        22,036,637
------------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

 11 Smith Barney Small Cap Growth Fund | 2001 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                                                                     MARCH 31, 2001

     SHARES                                                      SECURITY                                               VALUE
------------------------------------------------------------------------------------------------------------------------------------

MEDICAL PRODUCTS & SUPPLIES -- 8.2%
     114,900     AmeriSource Health Corp., Class A Shares*+                                                            $ 5,635,845
     112,700     ArthroCare Corp.*+                                                                                      1,577,800
      65,100     Cerner Corp.*+                                                                                          2,229,675
     399,900     Cytyc Corp.*                                                                                            6,598,350
     200,400     Eclipsys Corp.*+                                                                                        3,907,800
      27,400     Express Scripts, Inc., Class A Shares*+                                                                 2,375,032
      65,800     First Health Group Corp.*                                                                               2,886,975
      87,500     Henry Schein, Inc.*                                                                                     3,215,625
      91,500     Lincare Holdings, Inc.*                                                                                 4,843,781
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        33,270,883
------------------------------------------------------------------------------------------------------------------------------------

OIL & GAS -- 10.4%
     172,200     Cross Timbers Oil Co.                                                                                   4,261,950
      95,500     Forest Oil Corp.*                                                                                       2,855,450
     144,900     Global Industries, Ltd.*                                                                                2,110,106
     102,300     Marine Drilling Cos., Inc.*                                                                             2,726,295
     157,900     National-Oilwell, Inc.*                                                                                 5,468,077
     114,800     Newfield Exploration Co.*                                                                               4,006,520
     241,300     Ocean Energy, Inc.                                                                                      3,993,515
      70,300     Smith International, Inc.*+                                                                             4,935,060
      84,350     Stone Energy Corp.*                                                                                     4,155,925
      77,200     UTI Energy Corp.*                                                                                       2,335,300
     166,500     Veritas DGC Inc.*                                                                                       5,319,675
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        42,167,873
------------------------------------------------------------------------------------------------------------------------------------

PHARMACEUTICAL -- 5.3%
     131,700     AdvancePCS*                                                                                             7,146,783
     271,000     Bergen Brunswig Corp.                                                                                   4,498,600
     115,200     Biovail Corp.*+                                                                                         4,162,176
      87,750     Medicis Pharmaceutical Corp., Class A Shares*                                                           3,932,955
      69,800     Titan Pharmaceuticals, Inc.*                                                                            1,549,560
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        21,290,074
------------------------------------------------------------------------------------------------------------------------------------

RESTAURANTS -- 2.3%
      74,200     Brinker International, Inc.*                                                                            2,070,922
      74,400     CEC Entertainment Inc.*                                                                                 3,299,640
     161,000     Rare Hospitality International, Inc.*                                                                   4,004,875
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         9,375,437
------------------------------------------------------------------------------------------------------------------------------------

RETAIL -- 8.5%
     209,800     Abercrombie & Fitch Co., Class A Shares*                                                                6,860,460
     132,750     American Eagle Outfitters, Inc.*+                                                                       3,816,563
     208,700     Barnes & Noble, Inc.*+                                                                                  4,987,930
     200,700     bebe stores, inc.*+                                                                                     4,440,488
      90,900     Chico's FAS, Inc.*+                                                                                     2,982,656
     100,000     Genesco Inc.*                                                                                           2,740,000
      10,000     J. Jill Group Inc.*                                                                                       175,000
      93,500     The Talbots, Inc.+                                                                                      3,971,880
     236,600     Too Inc.*                                                                                               4,433,884
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        34,408,861
------------------------------------------------------------------------------------------------------------------------------------



                       SEE NOTES TO FINANCIAL STATEMENTS.

 12 Smith Barney Small Cap Growth Fund | 2001 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                                                                     MARCH 31, 2001

     SHARES                                                      SECURITY                                               VALUE
------------------------------------------------------------------------------------------------------------------------------------

SEMICONDUCTORS -- 12.3%
      60,000     DuPont Photomasks, Inc.*                                                                             $  2,632,740
      64,200     EMCORE Corp.*                                                                                           1,609,013
     246,200     Lam Research Corp.*+                                                                                    5,847,250
     221,500     Lattice Semiconductor Corp.*+                                                                           4,028,531
     160,300     Micrel, Inc.*                                                                                           4,478,381
      55,100     Microsemi Corp.*                                                                                        1,542,800
     208,100     National Semiconductor Corp.*+                                                                          5,566,675
     134,400     Novellus Systems, Inc.*                                                                                 5,451,600
     119,900     Phototronics, Inc.*+                                                                                    2,960,031
     294,800     Power Integrations, Inc.*                                                                               5,085,300
     107,200     PRI Automation, Inc.*                                                                                   1,835,800
     107,000     Rudolph Technologies, Inc.*                                                                             3,711,562
     141,700     TriQuint Semiconductor, Inc.*                                                                           2,098,931
      69,800     Veeco Instruments Inc.*                                                                                 2,901,062
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        49,749,676
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATIONS -- 1.0%
     165,800     Alamosa Holdings, Inc.*                                                                                 1,751,262
     118,400     New Focus, Inc.*+                                                                                       1,481,184
     124,300     Sunrise Telecom Inc.*                                                                                     901,175
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         4,133,621
------------------------------------------------------------------------------------------------------------------------------------

                 TOTAL COMMON STOCK
                 (Cost-- $390,481,650)                                                                                 372,088,333
------------------------------------------------------------------------------------------------------------------------------------

      FACE
     AMOUNT                                                      SECURITY                                               VALUE
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 8.0%
$32,334,000      Goldman, Sachs & Co., 5.250% due 4/2/01; Proceeds at maturity-- $32,348,146; (Fully collateralized by U.S. Treasury Bills, Notes & Bonds, 0.000% to 12.000% due 4/30/01 to 2/15/26;
                   Market value-- $32,980,680) (Cost-- $32,334,000)                                                     32,334,000
------------------------------------------------------------------------------------------------------------------------------------

                 TOTAL INVESTMENTS -- 100%
                 (Cost-- $422,815,650**)                                                                              $404,422,333
------------------------------------------------------------------------------------------------------------------------------------

  * Non-income producing security.
  + All or a portion of this security is on loan (See Note 7).
 ** Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.


 13 Smith Barney Small Cap Growth Fund | 2001 Semi-Annual Report to Shareholders

 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)                                                                     MARCH 31, 2001

ASSETS:
     Investments, at value (Cost-- $422,815,650)                                                                     $404,422,333
     Collateral for securities on loan (Note 7)                                                                        57,658,160
     Cash                                                                                                                     727
     Receivable for securities sold                                                                                       714,194
     Receivable for Fund shares sold                                                                                       70,518
     Interest and dividends receivable                                                                                     21,972
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL ASSETS                                                                                                     462,887,904
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES:
     Payable for securities on loan (Note 7)                                                                           57,658,160
     Payable for securities purchased                                                                                   2,899,251
     Management fee payable                                                                                               257,474
     Distribution fees payable                                                                                             88,687
     Payable for Fund shares purchased                                                                                      9,575
     Accrued expenses                                                                                                      22,003
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                                                                 60,935,150
------------------------------------------------------------------------------------------------------------------------------------

TOTAL NET ASSETS                                                                                                     $401,952,754
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
     Par value of capital shares                                                                                         $ 40,647
     Capital paid in excess of par value                                                                              670,120,316
     Accumulated net investment loss                                                                                   (2,143,612)
     Accumulated net realized loss from security transactions                                                        (247,671,280)
     Net unrealized depreciation of investments                                                                       (18,393,317)

------------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                                     $401,952,754
------------------------------------------------------------------------------------------------------------------------------------

SHARES OUTSTANDING:
     Class A                                                                                                           13,329,323
------------------------------------------------------------------------------------------------------------------------------------
     Class B                                                                                                           14,914,272
------------------------------------------------------------------------------------------------------------------------------------
     Class L                                                                                                            3,564,072
------------------------------------------------------------------------------------------------------------------------------------
     Class 1                                                                                                              778,595
------------------------------------------------------------------------------------------------------------------------------------
     Class Y                                                                                                            8,060,501
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE:
     Class A (and redemption price)                                                                                         $9.92
---------------------------------------------------------------------------------------------------------------------------------
     Class B *                                                                                                              $9.83
------------------------------------------------------------------------------------------------------------------------------------
     Class L **                                                                                                             $9.83
------------------------------------------------------------------------------------------------------------------------------------
     Class 1 (and redemption price)                                                                                         $9.93
------------------------------------------------------------------------------------------------------------------------------------
     Class Y (and redemption price)                                                                                         $9.96
------------------------------------------------------------------------------------------------------------------------------------

MAXIMUM PUBLIC OFFERING PRICE PER SHARE:
     Class A (net asset value plus 5.26% of net asset value per share)                                                     $10.44
------------------------------------------------------------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)                                                     $ 9.93
------------------------------------------------------------------------------------------------------------------------------------
     Class 1 (net asset value plus 9.29% of net asset value per share)                                                     $10.85
------------------------------------------------------------------------------------------------------------------------------------

 * Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).
 ** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       SEE NOTES TO FINANCIAL STATEMENTS.


 14 Smith Barney Small Cap Growth Fund | 2001 Semi-Annual Report to Shareholders

 Statement of Operations (unaudited)                                                        For the Six Months Ended March 31, 2001

INVESTMENT INCOME:
     Interest                                                                                                         $ 1,044,716
     Dividends                                                                                                            359,568
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL INVESTMENT INCOME                                                                                            1,404,284
------------------------------------------------------------------------------------------------------------------------------------

EXPENSES:
     Management fee (Note 2)                                                                                            1,899,905
     Distribution fees (Note 2)                                                                                         1,367,079
     Shareholder and system servicing fees                                                                                112,712
     Shareholder communication fees                                                                                        63,186
     Registration fees                                                                                                     59,930
     Audit and legal                                                                                                       18,143
     Custody                                                                                                               12,203
     Directors' fees                                                                                                       11,070
     Other                                                                                                                  3,668
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL EXPENSES                                                                                                     3,547,896
------------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                                                    (2,143,612)
------------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3):
     Realized Loss From Security Transactions (excluding short-term securities):
        Proceeds from sales                                                                                           732,180,717
        Cost of securities sold                                                                                       923,029,393
------------------------------------------------------------------------------------------------------------------------------------
     NET REALIZED LOSS                                                                                               (190,848,676)
------------------------------------------------------------------------------------------------------------------------------------
     DECREASE IN NET UNREALIZED APPRECIATION (NOTE 8)                                                                 (66,333,240)
------------------------------------------------------------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                                                                              (257,181,916)

------------------------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM OPERATIONS                                                                              $(259,325,528)
------------------------------------------------------------------------------------------------------------------------------------


                       SEE NOTES TO FINANCIAL STATEMENTS.


 15 Smith Barney Small Cap Growth Fund | 2001 Semi-Annual Report to Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED MARCH 31, 2001 (UNAUDITED)
AND THE PERIOD ENDED SEPTEMBER 30, 2000 (A)
                                                                                                2001                   2000
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
     Net investment loss                                                                      $ (2,143,612)          $ (1,700,149)
     Net realized loss                                                                        (190,848,676)           (56,822,604)
     Increase (decrease) in net unrealized appreciation                                        (66,333,240)            65,610,822
------------------------------------------------------------------------------------------------------------------------------------
     INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                        (259,325,528)             7,088,069
------------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Capital                                                                                            --                (49,896)
------------------------------------------------------------------------------------------------------------------------------------
     DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                          --                (49,896)
------------------------------------------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 10):
     Net proceeds from sale of shares                                                          526,995,761            408,372,912
     Net asset value of shares issued in connection with the transfer
       of the Concert Investment Series - Small Cap Fund's net assets (Note 9)                 336,013,834                     --
     Net asset value of shares issued for reinvestment of dividends                                     --                 48,652
     Cost of shares reacquired                                                                (507,738,948)          (109,452,102)
------------------------------------------------------------------------------------------------------------------------------------
     INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS                                       355,270,647            298,969,462
------------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS                                                                          95,945,119            306,007,635

NET ASSETS:
     Beginning of period                                                                       306,007,635                     --
------------------------------------------------------------------------------------------------------------------------------------
     END OF PERIOD*                                                                           $401,952,754           $306,007,635
------------------------------------------------------------------------------------------------------------------------------------

* Includes accumulated net investment loss of:                                                 $(2,143,612)                    --
------------------------------------------------------------------------------------------------------------------------------------

(a) For the period from November 30, 1999 (inception date) to September 30,
    2000.

                       SEE NOTES TO FINANCIAL STATEMENTS.


 16 Smith Barney Small Cap Growth Fund | 2001 Semi-Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Significant Accounting Policies
The Smith Barney Small Cap Growth Fund ("Portfolio"), a separate investment fund of the Smith Barney Investment Funds Inc. ("Fund"), a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of this Portfolio and nine other separate investment portfolios: Smith Barney Peachtree Growth Fund, Smith Barney Investment Grade Bond Fund, Smith Barney Government Securities Fund, Smith Barney Hansberger Global Value Fund, Smith Barney Premier Selections Large Cap Fund, Smith Barney Premier Selections All Cap Growth Fund, Smith Barney Premier Selections Global Growth Fund, Smith Barney Group Spectrum Fund and Smith Barney Small Cap Value Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities traded in the over-the-counter market and listed securities for which no sales prices were reported are valued at the mean between the bid and asked price; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) short-term obligations with maturities of 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) gains or losses on the sale of securities are calculated using the specific identification method; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) direct expenses are charged to each class; management fees and general portfolio expenses are allocated on the basis of relative net assets; (j) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (k) the character of income and gains distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At September 30, 2000, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $1,700,149 was reclassified to paid-in capital; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


2.  Management Agreement and
    Other Transactions
Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The Portfolio pays SBFM a management fee calculated at an annual rate of 0.75% of the average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolio's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. CFTC receives fees and asset-based fees


 17 Smith Barney Small Cap Growth Fund | 2001 Semi-Annual Report to Shareholders that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the six months ended March 31, 2001, the Portfolio paid transfer agent fees of $116,156 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the primary broker for the Portfolio agency transactions. Certain other broker-dealers continue to sell Portfolio shares to the public as members of the selling group. For the six months ended March 31, 2001, SSB and its affiliates received $25,808 in brokerage commissions.

There are maximum initial sales charges of 5.00%, 1.00% and 8.50% for Class A, L and 1 shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended March 31, 2001, SSB received sales charges of approximately $782,000, $40,000 and $33,000 on sales of the Portfolio's Class A, L and 1 shares, respectively. In addition, for the six months ended March 31, 2001, CDSCs paid to SSB were approximately:

                                          CLASS B       CLASS L
--------------------------------------------------------------------------------
CDSCs                                     $268,000      $11,000
--------------------------------------------------------------------------------

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. The Portfolio also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets of each class.

For the six months ended March 31, 2001, total Distribution Plan fees incurred by the Portfolio were:

                             CLASS A      CLASS B       CLASS L
--------------------------------------------------------------------------------
Distribution Plan Fees      $210,724      $927,144     $229,211
--------------------------------------------------------------------------------

All officers and one Director of the Fund are employees of SSB.


3. Investments
During the six months ended March 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

--------------------------------------------------------------------------------
Purchases                                         $747,924,557
--------------------------------------------------------------------------------
Sales                                              732,180,717
--------------------------------------------------------------------------------

At March 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

--------------------------------------------------------------------------------
Gross unrealized appreciation                     $ 38,867,409
Gross unrealized depreciation                      (57,260,726)
--------------------------------------------------------------------------------
Net unrealized depreciation                       $(18,393,317)
--------------------------------------------------------------------------------


4. Repurchase Agreements
The Portfolio purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.



 18 Smith Barney Small Cap Growth Fund | 2001 Semi-Annual Report to Shareholders

5. Reverse Repurchase Agreements
The Portfolio may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade debt obligations as collateral under the reverse repurchase agreement.

During the six months ended March 31, 2001, the Portfolio did not enter into any reverse repurchase agreements.


6. Option Contracts
Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At March 31, 2001, the Portfolio did not hold any purchased call or put option contracts.

When a Portfolio writes a covered call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When a written index option is exercised, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

During the six months ended March 31, 2001, the Portfolio did not write any call or put option contracts.


7. Lending of Portfolio Securities
The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded as interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.



 19 Smith Barney Small Cap Growth Fund | 2001 Semi-Annual Report to Shareholders

At March 31, 2001, the Portfolio loaned common stocks having a value of approximately $56,325,656 and holds the following collateral for loaned securities:

SECURITY DESCRIPTION                                     VALUE
--------------------------------------------------------------------------------

TIME DEPOSITS:
   Calsse Des Depots et Consig., 5.40% due 4/2/01   $ 15,458,824
   Credit Agricole, 5.38% due 4/2/01                      28,686
   Credit Agricole, 5.44% due 4/2/01                   9,375,254
   DG Bank A.G., 5.38% due 4/2/01                     20,625,558
   SE Banken, 5.44% due 4/2/01                         9,375,254
FLOATING RATE NOTES:
   Bank One Corp., 6.68% due 7/2/01                      329,626
   Bear, Stearns & Co., 6.61% due 10/30/01                17,888
REPURCHASE AGREEMENT:
   Warburg Dillon Read, 5.25% due 4/2/01               2,447,070
--------------------------------------------------------------------------------

Total                                                $57,658,160
--------------------------------------------------------------------------------

Income earned by the Portfolio from securities loaned for the six months ended March 31, 2001 was $75,916.

8. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by custodian in the name of the broker. Additional securities are also segregated up to the current market value of futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At March 31, 2001, the Portfolio did not hold any futures contracts.


9. Transfer of Net Assets
On October 6, 2000, the Portfolio acquired the assets and certain liabilities of the Concert Investment Series ("CIS") Small Cap Fund pursuant to a plan of reorganization approved by CIS Small Cap Fund shareholders on September 25, 2000. Total shares issued by the Portfolio and the total net assets of the CIS Small Cap Fund and the Portfolio on the date of transfer were as follows:

                                    TOTAL NET
ACQUIRED     SHARES ISSUED        ASSETS OF THE      TOTAL NET ASSETS
FUND       BY THE PORTFOLIO    CIS SMALL CAP FUND    OF THE PORTFOLIO
--------------------------------------------------------------------------------

CIS Small
  Cap Fund     21,435,889          $336,013,834         $280,600,215
--------------------------------------------------------------------------------

The total net assets of the CIS Small Cap Fund before acquisition included unrealized depreciation of $17,670,899 accumulated net realized gain of $2,712,679 and undistributed net investment loss of $3,596,482. Total net assets of the Portfolio immediately after the transfer were $616,614,049. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

10. Capital Shares

At March 31, 2001, the Fund had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At March 31, 2001, total paid-in capital amounted to the following for each class:

                                                        AMOUNTS
--------------------------------------------------------------------------------

Class A                                             $216,855,487
--------------------------------------------------------------------------------
Class B                                              241,897,260
--------------------------------------------------------------------------------
Class L                                               56,399,309
--------------------------------------------------------------------------------
Class 1                                               12,478,412
--------------------------------------------------------------------------------
Class Y                                              142,530,495
--------------------------------------------------------------------------------


 20 Smith Barney Small Cap Growth Fund | 2001 Semi-Annual Report to Shareholders

Transactions in shares of each class were as follows:

                                                           SIX MONTHS ENDED                                 PERIOD ENDED
                                                            MARCH 31, 2001                               SEPTEMBER 30, 2000+
                                               ---------------------------------------     ---------------------------------------
                                                   SHARES                  AMOUNT                 SHARES                 AMOUNT
------------------------------------------------------------------------------------------------------------------------------------

CLASS A
Shares sold                                     21,635,818              $315,746,770             8,365,016            $135,428,855
Shares issued on reinvestment                           --                        --                 1,603                  22,118
Net asset value of shares issued in connection
  with transfer of Concert Investment Series -
  Small Cap Fund's Net Assets                   10,307,244               161,995,544                    --                      --
Shares reacquired                              (21,688,759)             (314,867,752)           (5,291,599)            (88,233,372)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                    10,254,303              $162,874,562             3,075,020            $ 47,217,601
------------------------------------------------------------------------------------------------------------------------------------

CLASS B
Shares sold                                     11,415,224              $174,342,798             5,237,555            $ 81,332,798
Shares issued on reinvestment                           --                        --                 1,152                  15,895
Net asset value of shares issued in connection
  with transfer of Concert Investment Series -
  Small Cap Fund's Net Assets                   10,368,088               162,064,871                    --                      --
Shares reacquired                              (11,376,700)             (173,557,166)             (731,047)            (12,183,054)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                    10,406,612              $162,850,503             4,507,660            $ 69,165,639
------------------------------------------------------------------------------------------------------------------------------------

CLASS L
Shares sold                                        532,604               $ 6,815,717             4,105,195            $ 65,500,530
Shares issued on reinvestment                           --                        --                   771                  10,639
Shares reacquired                                 (525,786)               (6,561,871)             (548,712)             (9,035,676)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                         6,818                 $ 253,846             3,557,254            $ 56,475,493
------------------------------------------------------------------------------------------------------------------------------------

CLASS 1
Shares sold                                        837,864              $ 12,979,312                     5                    $ 91
Net asset value of shares issued in connection
  with transfer of Concert Investment Series -
  Small Cap Fund's Net Assets                      760,557                11,953,419                    --                      --
Shares reacquired                                 (819,831)              (12,752,159)                   --                      --
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                       778,590              $ 12,180,572                     5                    $ 91
------------------------------------------------------------------------------------------------------------------------------------

CLASS Y
Shares sold                                      1,305,654              $ 17,111,164             6,754,847            $126,110,638
Shares issued on reinvestment                           --                        --                    --                      --
Shares reacquired                                       --                        --                    --                      --
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                     1,305,654              $ 17,111,164             6,754,847            $126,110,638
------------------------------------------------------------------------------------------------------------------------------------

+ For Class A, B and L shares, transactions are from November 30, 1999
  (inception date) to September 30, 2000. For Class 1 and Y shares, transactions are for the period from inception to September 30, 2000. Inception dates for Class 1 and Y shares are September 11, 2000 and February 23, 2000, respectively.



 21 Smith Barney Small Cap Growth Fund | 2001 Semi-Annual Report to Shareholders

 FINANCIAL HIGHLIGHTS
For a share of each class of capital stock outstanding throughout each period ended September 30, unless otherwise noted:



CLASS A SHARES                                                                          2001(1)(2)     2000(2)(3)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                        $17.13        $11.40
------------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                                                                       (0.04)        (0.10)
   Net realized and unrealized gain (loss)                                                   (7.17)         5.85
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                                                          (7.21)         5.75
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Capital                                                                                   --            (0.02)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                          --            (0.02)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                               $9.92        $17.13
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN++                                                                              (42.09)%       50.45%
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)                                                          $132,281       $52,672
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS+:
   Expenses                                                                                   1.08%         1.25%
   Net investment loss                                                                       (0.53)        (0.70)
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                                        163%          105%
------------------------------------------------------------------------------------------------------------------------------------




CLASS B SHARES                                                                           2001(1)(2)     2000(2)(3)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                        $17.03        $11.40
------------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                                                                       (0.09)        (0.20)
   Net realized and unrealized gain (loss)                                                   (7.11)         5.84
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                                                          (7.20)         5.64
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Capital                                                                                   --            (0.01)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                          --            (0.01)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                               $9.83        $17.03
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN++                                                                              (42.28)%       49.48%
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)                                                          $146,638       $76,784
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS+:
   Expenses                                                                                   1.86%         2.00%
   Net investment loss                                                                       (1.31)        (1.45)
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                                        163%          105%
------------------------------------------------------------------------------------------------------------------------------------

 (1)For the six months ended March 31, 2001 (unaudited).
 (2)Per share amounts have been calculated using the monthly average shares method.
 (3)For the period from November 30, 1999 (inception date) to September 30,
    2000.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
  + Annualized.


 22 Smith Barney Small Cap Growth Fund | 2001 Semi-Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each period ended September 30, unless otherwise noted:



CLASS L SHARES                                                                          2001(1)(2)     2000(2)(3)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                        $17.04        $11.40
------------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                                                                       (0.09)        (0.20)
   Net realized and unrealized gain (loss)                                                   (7.12)         5.85
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                                                          (7.21)         5.65
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Capital                                                                                   --            (0.01)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                          --            (0.01)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                               $9.83        $17.04
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN++                                                                              (42.31)%       49.56%
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)                                                           $35,021       $60,600
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS+:
   Expenses                                                                                   1.99%         1.99%
   Net investment loss                                                                       (1.44)         1.44
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                                        163%          105%
------------------------------------------------------------------------------------------------------------------------------------




CLASS 1 SHARES                                                                          2001(1)(2)     2000(2)(4)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                         $17.13       $16.78
------------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                                                                       (0.03)        (0.00)*
   Net realized and unrealized gain (loss)                                                   (7.17)         0.35
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                                                          (7.20)         0.35
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Capital                                                                                    --            --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                           --            --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                               $9.93        $17.13
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN++                                                                              (42.03)%        2.09%
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)                                                            $7,730         $   0**
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS+:
   Expenses                                                                                   1.00%         0.00%#
   Net investment loss                                                                       (0.44)        (0.00)#
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                                        163%          105%
------------------------------------------------------------------------------------------------------------------------------------

 (1)For the six months ended March 31, 2001 (unaudited).
 (2)Per share amounts have been calculated using the monthly average shares method.
 (3)For the period from November 30, 1999 (inception date) to September 30,
    2000.
 (4)For the period from September 11, 2000 (inception date) to September 30,
    2000.
  * Amount represents less than $0.01 per share.
 ** Amount represents less than $1,000.
  # Amount represents less than 0.01%.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
  + Annualized.


 23 Smith Barney Small Cap Growth Fund | 2001 Semi-Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each period ended September 30, unless otherwise noted:



CLASS Y SHARES                                                                           2001(1)(2)     2000(2)(3)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                        $17.17        $18.59
------------------------------------------------------------------------------------------------------------------------------------
LOSS FROM OPERATIONS:
   Net investment loss                                                                       (0.02)        (0.03)
   Net realized and unrealized loss                                                          (7.19)        (1.39)
------------------------------------------------------------------------------------------------------------------------------------
Total Loss From Operations                                                                   (7.21)        (1.42)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Capital                                                                                    --            --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                           --            --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                               $9.96        $17.17
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN++                                                                              (41.99)%       (7.64)%
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)                                                           $80,283      $115,952
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS+:
   Expenses                                                                                   0.80%         0.86%
   Net investment loss                                                                       (0.26)        (0.31)
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                                        163%          105%
------------------------------------------------------------------------------------------------------------------------------------

 (1)For the six months ended March 31, 2001 (unaudited).
 (2)Per share amounts have been calculated using the monthly average shares method.
 (3)For the period from February 23, 2000 (inception date) to September 30,
    2000.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
  + Annualized.

 24 Smith Barney Small Cap Growth Fund | 2001 Semi-Annual Report to Shareholders

SMITH BARNEY
SMALL CAP GROWTH FUND




    DIRECTORS
    Paul R. Ades
    Herbert Barg
    Dwight B. Crane
    Heath B. McLendon, Chairman
    Jerome Miller
    Ken Miller


    OFFICERS
    Heath B. McLendon
    President and
    Chief Executive Officer


    Lewis E. Daidone
    Senior Vice President
    and Treasurer


    Timothy Woods, CFA
    Vice President and
    Investment Officer


    Paul A. Brook
    Controller


    Christina T. Sydor
    Secretary


    INVESTMENT MANAGER
    Smith Barney Citi Fund
    Management LLC


    DISTRIBUTORS
    Salomon Smith Barney Inc.
    PFS Distributors, Inc.


    CUSTODIAN
    PFPC Trust Company


    TRANSFER AGENT
    Citi Fiduciary Trust Company
    125 Broad Street, 11th Floor
    New York, New York 10004


     SUB-TRANSFER AGENT
     PFPC Global Fund Services
     P.O. Box 9699
     Providence, Rhode Island
     02940-9699

         Smith Barney Small Cap Growth Fund
-------------------------------------------------------------------------------







This report is submitted for the general information of the shareholders of Smith Barney Small Cap Growth Fund but it also may be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after June 30, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.


SMITH BARNEY SMALL CAP GROWTH FUND
Smith Barney Mutual Funds
7 World Trade Center
New York, New York 10048



For complete information on any of the above Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds



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Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.


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